UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22255

EGA Emerging Global Shares Trust

(Exact name of registrant as specified in charter)

155 West 19th Street, Floor 3
New York, NY 10011

(Address of principal executive offices) (Zip code)

Robert C. Holderith
155 West 19th Street, Floor 3
New York, NY 10011

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-888-800-4347

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EGA Emerging Global Shares Trust

Annual Report

March 31, 2016

EGShares Beyond BRICs ETF

EGShares EM Core ex-China ETF

EGShares EM Quality Dividend ETF

EGShares EM Strategic Opportunities ETF
(formerly known as EGShares Emerging Markets Domestic Demand ETF)

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

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Shareholder Letter
March 31, 2016

Dear Shareholder,

The last twelve months have been particularly challenging for emerging market investors. The combination of continued fears of the impact of the U.S. Federal Reserve (the Fed) finally raising rates, falling prices of oil and other natural resources, and a much stronger US Dollar, combined to hurt US investors of assets priced in foreign currencies. While the last year ended stronger as the US Dollar retreated and the price of oil began to rise, overall the MSCI Emerging Market (EM) Index was down 12.0% from March 31, 2015 - March 31, 2016.1

Our fiscal year started off well with the MSCI EM Index up nearly 10% from April 1 – April 27, 2015. By September however, investors had turned their attention to the likely increase in interest rates from the Fed and its impact on more risky investments turned a 10% gain into a 17% loss (April 11 – September 30, 2015). Emerging markets currencies, as well as all global currencies, were affected as the Euro and the Yen continued their decline. Both Japan and the European Union showed no signs of any meaningful and sustained future economic growth.

The beginning of 2016 was a rough start for all global equity markets. The S&P 500 Index lost nearly 9% in the first few weeks of January and most other equity markets followed a similar path. However, a number of factors began coalescing in favor of EM: first, there was significant strengthening in the price of oil in mid-January; second, the US dollar began to weaken versus emerging market currencies; third, concerns over the growth of the US economy led some investors to conclude that interest rate hikes by the Fed in 2016 would be fewer than had previously been thought; and fourth, investors began to believe EM equities may be undervalued. In all, the MSCI EM Index rallied back nearly 22% from January 21 – March 31, 2016, with much of that gain coming from oil-producing countries.

In this difficult market, we were very encouraged that the EGShares Emerging Markets Consumer ETF (ECON) was the top performing Diversified Emerging Market ETF over the last five years and the EGShares India Consumer ETF (INCO) was the second best performing India Equity ETF over the last three years.2

We continued to refine our ETF product suite over the last twelve months. First, we launched the EGShares EM ex-China ETF (XCEM), which earned the 2015 Best New International/Global ETF award from ETF.com.3 We also closed two ETFs that did not have adequate investor interest, the EGShares Brazil Infrastructure ETF (BRXX) and the EGShares Blue Chip ETF (BCHP). Lastly, the EGShares Emerging Markets Domestic Demand ETF (EMDD) was re-named the EGShares EM Strategic Opportunities ETF (EMSO).

Thank you again for your support of our products and EGA.

Sincerely,

Robert C. Holderith
President and Founder
Emerging Global Advisors, LLC

Footnotes

1	Source: Bloomberg, MSCI as of March 31, 2016.
2	Source: Morningstar data as of March 31, 2016. ECON is the top performer out of 20 ETFs within the Morningstar “Diversified Emerging Market” category with track records from 4/1/2011 to 3/31/2016. ECON was in the top 37% of the 36 ETFs within the Morningstar “Diversified Emerging Market” category with track records from 4/1/2013 to 3/31/2016. INCO is the second best performer out of 10 ETFs within the Morningstar “India Equity” category with track records from 4/1/2013 to 3/31/2016.
3	Source: ETF.com as of March 16, 2016.

EGA Emerging Global Shares Trust   1

Shareholder Letter  (concluded)
March 31, 2016

This material must be accompanied or preceded by the prospectus.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. Small and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

Some Funds are non-diversified and, as a result, may have greater volatility than diversified funds. Some Funds will concentrate investment in issuers of one or more particular industries to the same extent that the underlying index is so concentrated. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Diversification does not ensure a profit or protect against a loss. In certain circumstances, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value preventing them from tracking the underlying index. There is no assurance that an active trading market for fund shares will develop or be maintained. One cannot invest directly in an index.

MSCI Emerging Markets Index is an index that is designed to measure equity market performance in global emerging markets. S&P 500 Index is an index that is a broad-based measure of U.S. stock market performance.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

The content of this letter is presented for general information purposes only. Nothing contained herein should be considered a recommendation or advice to purchase or sell any security. While the information and statistical data contained herein are based on sources believed to be reliable, we do not represent that it is accurate and it should not be relied on as such or be the basis for an investment decision. The statements and opinions expressed are those of Emerging Global Advisors, LLC and are as of the date of this presentation. All information is historical and not indicative of future results, and subject to change. These presentations may include estimates, projections and other “forward-looking statements.” Due to numerous factors, actual events may differ substantially from those presented. Emerging Global Advisors, LLC assumes no duty to update any such statements. Past performance does not guarantee future results.

Robert Holderith is a registered representative of ALPS Distributors Inc. EGA and EGShares Funds (“Funds”) are distributed by ALPS Distributors Inc. EGA and ALPS Distributors, Inc. are unaffiliated entities.

2   EGA Emerging Global Shares Trust

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EGA Emerging Global Shares Trust   3

Portfolio Summary (Unaudited)
EGShares Beyond BRICs ETF

Industry Breakdown*

■ Financials	41.5%
■ Telecommunications	14.3
■ Industrials	10.6
■ Consumer Goods	10.0
■ Consumer Services	9.4
■ Oil & Gas	5.1
■ Utilities	4.3
■ Basic Materials	3.2
■ Health Care	1.6

Top Ten Holdings*

Naspers, Ltd. N Shares	3.4%
America Movil SAB de CV Series L	2.8
Fomento Economico Mexicano SAB de CV Series UBD	2.7
Public Bank Bhd	2.3
Nigerian Breweries PLC	2.1
Ezdan Holding Group QSC	2.1
Vingroup JSC	2.0
Safaricom, Ltd.	2.0
Steinhoff International Holdings NV	2.0
Attijariwafa Bank	2.0

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares Beyond BRICs ETF (ticker: BBRC)

The EGShares Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (the “BBRC Underlying Index”). The BBRC Underlying Index is designed to represent the performance of a diversified basket of 90 liquid companies in Emerging and Frontier markets excluding Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE’s Country Classification System. The BBRC Underlying Index is market capitalization weighted, and has 75% exposure to emerging markets and 25% to frontier markets at rebalance.

The Fund had a total return of 7.28% at net asset value (“NAV”) for the quarter ended March 31, 2016 and -4.48% annualized return since its inception date of August 15, 2012. The Fund had a -17.05% return for the full year ended March 31, 2016. The Fund is designed to be broadly allocated by both country and industry. As of March 31, 2016, the top five country weights were Mexico, South Africa, Malaysia, Indonesia, and Thailand and the top five industry weights were financials, telecommunications, industrials, consumer goods, and consumer services.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For BBRC, exposure to Kenya, Vietnam, and Morocco contributed to performance, while exposure to Qatar, South Africa, and Nigeria detracted. By industry, exposure to financials, telecommunications, and oil & gas were the largest detractors.

Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. These risks may be greater for investments in frontier markets. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

4   EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Beyond BRICs Index/ FTSE Beyond BRICs Index[1]
1 Year	-17.05%	-17.00%	-15.43%
3 Year	-8.46%	-8.69%	-6.56%
Since Inception[2]	-4.48%	-4.42%	-2.56%
1	The Index shown is reflective of the Indxx Beyond BRICs Index prior to October 25, 2013 and the FTSE Beyond BRICs Index thereafter.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85% and after expense waivers is 0.58%. EGA has entered into a written fee waiver agreement to waive its advisory fee to 0.58% of the Fund’s average daily net assets without which the performance would have been lower. The Fee Waiver Agreement will remain in effect and will be contractually binding until July 28, 2016. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective October 25, 2013, the EGShares Beyond BRICs ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the FTSE Beyond BRICs Index.
2	The Index shown is reflective of the Indxx Beyond BRICs Index prior to October 25, 2013 and the FTSE Beyond BRICs Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   5

Portfolio Summary (Unaudited)
EGShares EM Core ex-China ETF

Sector Breakdown*

■ Financials	29.0%
■ Information Technology	20.6
■ Consumer Discretionary	9.7
■ Materials	9.6
■ Energy	8.4
■ Consumer Staples	7.6
■ Telecommunication Services	7.0
■ Utilities	3.7
■ Industrials	3.1
■ Health Care	1.3

Top Ten Holdings*

Samsung Electronics Co., Ltd.	5.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.5
Infosys, Ltd. ADR	2.7
Tata Motors, Ltd. ADR	2.4
Petroleo Brasileiro SA Preference Shares	2.3
Vale SA Preference Shares	2.2
Tenaga Nasional Bhd	2.1
HDFC Bank, Ltd. ADR	2.0
KT&G Corp.	1.9
Bidvest Group, Ltd.	1.9

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares EM Core ex-China ETF (ticker: XCEM)

The EGShares EM Core ex-China ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets ex-China IndexSM (the “XCEM Underlying Index”). The XCEM Underlying Index is a market capitalization weighted index designed to provide broad, core emerging markets equity exposure by measuring the stock performance of up to 700 companies across the EGAI Emerging Markets Universe, excluding those listed or domiciled in China and Hong Kong.

The Fund had a total return of 11.04% at net asset value (“NAV”) for the quarter ended March 31, 2016 and 8.98% cumulative return since its inception date of September 2, 2015. The Fund is designed to be allocated broadly among emerging market countries and sectors and excludes companies listed or domiciled in China and Hong Kong. As of March 31, 2016, the top five country weights were South Korea, Taiwan, Brazil, India, and South Africa and the top five sector weights were financials, information technology, consumer discretionary, materials, and energy.

From inception until March 31, 2016, the fund’s performance was driven by a number of factors. For XCEM, not being invested in China helped the fund’s performance, as did exposure to South Korea, Brazil, and Malaysia. On the other hand, exposure to Kuwait and Poland detracted. By sector, exposure to financials, information technology, and consumer discretionary contributed to Fund performance, while exposure to telecommunication services detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. These risks may be greater for investments in frontier markets. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the XCEM Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

6   EGA Emerging Global Shares Trust

EGShares EM Core ex-China ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	EGAI Emerging Markets ex-China Index[1]
Since Inception[2]	8.98%	8.49%	9.09%
1	The Index shown is reflective of the EGAI Emerging Markets ex-China Index as of 09/01/2015 and thereafter.
2	Returns are cumulative since inception. This Fund is new and therefore has limited performance history.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.70% and after expense waivers is 0.35%. EGA has entered into a written fee waiver agreement to waive its advisory fee to 0.35% of the Fund’s average daily net assets without which the performance would have been lower. The Fee Waiver Agreement will remain in effect and will be contractually binding until August 11, 2017. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   7

Portfolio Summary (Unaudited)
EGShares EM Quality Dividend ETF

Sector Breakdown*

■ Financials	19.8%
■ Telecommunication Services	18.6
■ Materials	12.1
■ Information Technology	12.1
■ Consumer Staples	10.8
■ Energy	10.2
■ Industrials	8.2
■ Utilities	6.1
■ Consumer Discretionary	2.1

Top Ten Holdings*

Nigerian Breweries PLC	2.4%
Eregli Demir ve Celik Fabrikalari TAS	2.2
Ultrapar Participacoes SA	2.2
Intouch Holdings PCL NVDR	2.2
Advanced Info Service PCL NVDR	2.1
Gamuda Bhd	2.1
PT Indofood Sukses Makmur Tbk	2.1
Thai Union Group PCL NVDR	2.1
Woolworths Holdings, Ltd.	2.1
Telefonica Brasil SA Preference Shares	2.1

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares EM Quality Dividend ETF (ticker: HILO)

The EGShares EM Quality Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend IndexSM (the “HILO Underlying Index”). Effective as of January 26, 2015, the Fund began tracking the HILO Underlying Index instead of the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index in order to pursue a more effective quality dividend investment strategy. The HILO Underlying Index is an equal weighted index designed to represent a portfolio of approximately 50 companies in developing markets that each have a higher dividend yield than the average dividend yield in the EGAI Developing Markets Universe.

The Fund had a total return of 11.10% at net asset value (“NAV”) for the quarter ended March 31, 2016 and -5.50% annualized return since its inception date of August 4, 2011. The Fund had a -7.38% return for the full year ended March 31, 2016. The Fund is designed to be broadly allocated by both country and sector. As of March 31, 2016, the top five country weights were Brazil, Taiwan, Malaysia, South Africa, and China and the top five sector weights were financials, telecommunication services, materials, information technology, and consumer staples.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For HILO, exposure to Brazil, Indonesia, and United Arab Emirates contributed to Fund performance, while exposure to China, Taiwan, and Thailand detracted. By sector, exposure to consumer staples, utilities, and materials contributed to Fund performance, while exposure to energy, information technology, and consumer discretionary detracted.

Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. These risks may be greater for investments in frontier markets. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in a specific industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

8   EGA Emerging Global Shares Trust

EGShares EM Quality Dividend ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Emerging Market High Income Low Beta Index/FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index/EGAI Emerging Markets Quality Dividend Index[1]
1 Year	-7.38%	-7.78%	-5.71%
3 Year	-10.37%	-10.78%	-9.29%
Since Inception[2]	-5.50%	-5.68%	-4.30%
1	The Index shown is reflective of the Indxx Emerging Market High Income Low Beta Index prior to February 3, 2014, the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index from February 3, 2014 until January 23, 2015, and the EGAI Emerging Markets Quality Dividend Index thereafter.
2	August 4, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective January 26, 2015, the EGShares EM Quality Dividend ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index.
2	The Index shown is reflective of the Indxx Emerging Market High Income Low Beta Index prior to February 3, 2014, the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index from February 3, 2014 until January 23, 2015 and the EGAI Emerging Markets Quality Dividend Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   9

Portfolio Summary (Unaudited)
EGShares EM Strategic Opportunities ETF (formerly known as EGShares Emerging Markets Domestic Demand ETF)

Sector Breakdown*

■ Consumer Discretionary	30.5%
■ Telecommunication Services	29.9
■ Consumer Staples	26.8
■ Health Care	7.7
■ Utilities	5.1

Top Ten Holdings*

Steinhoff International Holdings NV	5.3%
Naspers, Ltd. N Shares	5.3
America Movil SAB de CV Class L ADR	5.0
China Mobile, Ltd.	4.8
JD.com, Inc. ADR	4.7
Ambev SA ADR	4.7
Fomento Economico Mexicano SAB de CV ADR	4.3
Ctrip.com International, Ltd. ADR	3.7
MTN Group, Ltd.	3.6
PT Telekomunikasi Indonesia Persero Tbk ADR	3.2

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares EM Strategic Opportunities ETF (ticker: EMSO)

The EGShares EM Strategic Opportunities ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Domestic Demand Index (the “EMSO Underlying Index”). The EMSO Underlying Index is a free-float market capitalization weighted stock market index comprised of 50 emerging market companies that derive a significant portion of their revenues from sectors that are less reliant on exports and therefore driven by domestic demand, specifically those companies in the consumer staples, consumer discretionary, telecommunications services, health care and utilities sectors.

The Fund had a total return of 4.80% at net asset value (“NAV”) for the quarter ended March 31, 2016 and -0.15% annualized return since its inception date of August 15, 2012. The Fund had a -16.10% return for the full year ended March 31, 2016. The Fund is designed to be broadly allocated by country, but limited to certain sectors. As of March 31, 2016, the top five country weights were China, South Africa, Mexico, India, and Brazil and roughly 87% of fund assets were in the top three sectors, consumer discretionary, telecommunication services, and consumer staples, with the remaining assets in health care and utilities.

For the 12-month period ended March 31, 2016, EMSO’s performance was driven by a number of factors. While the fund’s holding in Turkey contributed positively, its holdings in South Africa, China, and India detracted from performance.

Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Mid-cap companies may have greater volatility in price than the stocks of large-cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

10   EGA Emerging Global Shares Trust

EGShares EM Strategic Opportunities ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Emerging Markets Domestic Demand Index/S&P Emerging Markets Domestic Demand Index[1]
1 Year	-16.10%	-17.02%	-14.96%
3 Year	-3.66%	-4.12%	-2.40%
Since Inception[2]	-0.15%	-0.32%	1.28%
1	The Index shown is reflective of the Indxx Emerging Markets Domestic Demand Index prior to February 3, 2014 and the S&P Emerging Markets Domestic Demand Index thereafter.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85% and after expense waivers is 0.65%. EGA has entered into a written fee waiver agreement to waive its advisory fee to 0.65% of the Fund’s average daily net assets without which the performance would have been lower. The Fee Waiver Agreement will remain in effect and will be contractually binding until July 31, 2018. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective February 3, 2014, the EGShares Emerging Markets Domestic Demand ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the S&P Emerging Markets Domestic Demand Index.
2	The Index shown is reflective of the Indxx Emerging Markets Domestic Demand Index prior to February 3, 2014 and the S&P Emerging Markets Domestic Demand Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   11

Portfolio Summary (Unaudited)
EGShares Emerging Markets Consumer ETF

Industry Breakdown*

■ Consumer Services	50.4%
■ Consumer Goods	45.6
■ Industrials	4.0

Top Ten Holdings*

Naspers, Ltd. N Shares	10.6%
Steinhoff International Holdings NV	5.9
Ambev SA ADR	5.7
Fomento Economico Mexicano SAB de CV Series UBD	5.5
Ctrip.com International, Ltd. ADR	4.7
Wal-Mart de Mexico SAB de CV	4.1
Grupo Televisa SAB Series CPO	4.0
Magnit PJSC GDR	4.0
Tata Motors, Ltd. ADR	4.0
PT Astra International Tbk	3.8

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The EGShares Emerging Markets Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (the “ECON Underlying Index”). The ECON Underlying Index is a free-float market capitalization weighted stock market index designed to measure the performance of 30 leading emerging market companies in the Consumer Goods and Consumer Services Industries, as defined by S&P Dow Jones Indices’ proprietary industry classification system.

The Fund had a total return of 5.51% at net asset value (“NAV”) for the quarter ended March 31, 2016 and 2.97% annualized return since its inception date of September 14, 2010. The Fund had a -13.63% return for the full year ended March 31, 2016. The Fund is designed to be broadly allocated by country, yet industry specific. As of March 31, 2016, the top five country weights were South Africa, China, Mexico, Brazil, and India and the Fund had 50% exposure to consumer services, 46% to consumer goods, and 4% to industrials industries.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For ECON, while consumer goods was the third best performing industry in the MSCI EM Index, it still delivered a negative return, therefore detracting from overall fund performance. The fund’s holdings in Thailand and the Philippines were positive contributors to performance, while holdings in China and Brazil were detractors.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Mid-cap companies may have greater volatility in price than the stocks of large-cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

12   EGA Emerging Global Shares Trust

EGShares Emerging Markets Consumer ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Titans 30 Index
1 Year	-13.63%	-13.64%	-11.91%
3 Year	-4.23%	-4.35%	-2.86%
5 Year	0.65%	0.61%	1.84%
Since Inception[1]	2.97%	2.97%	4.36%
1	September 14, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.83%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   13

Portfolio Summary (Unaudited)
EGShares Emerging Markets Core ETF

Sector Breakdown*

■ Consumer Discretionary	18.2%
■ Financials	17.9
■ Consumer Staples	13.9
■ Industrials	10.2
■ Materials	7.5
■ Health Care	7.3
■ Information Technology	6.9
■ Telecommunication Services	6.5
■ Energy	6.0
■ Utilities	5.6

Top Ten Holdings*

PT Telekomunikasi Indonesia Persero Tbk ADR	2.3%
Cemex SAB de CV Series CPO	1.4
Genting Bhd	1.4
Petroleo Brasileiro SA ADR	1.3
CEZ AS	1.3
Alfa SAB de CV Class A	1.3
Vale SA ADR	1.3
Tenaga Nasional Bhd	1.3
Southern Copper Corp.	1.3
LPP SA	1.3

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares Emerging Markets Core ETF (ticker: EMCR)

The EGShares Emerging Markets Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (the “EMCR Underlying Index”). The EMCR Underlying Index is an equal weighted index designed to measure the market performance of up to 116 companies that S&P Dow Jones Indices determines to be representative of all industries domiciled in emerging market countries, subject to a 15% country cap.

The Fund had a total return of 7.13% at net asset value (“NAV”) for the quarter ended March 31, 2016 and -2.11% annualized return since its inception date of October 16, 2012. The Fund had a -11.91% return for the full year ended March 31, 2016. The Fund is designed to be broadly allocated by both country and sector. As of March 31, 2016, the top five country weights were India, South Africa, Mexico, China, and Brazil and the top five sector weights were consumer discretionary, financials, consumer staples, industrials, and materials.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For EMCR, exposure to Indonesia, Malaysia, and Mexico contributed to Fund performance, while exposure in India, South Africa, and China detracted. By sector, exposure to energy and materials contributed to Fund performance, while exposure to information technology, industrials, and utilities detracted.

Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

14   EGA Emerging Global Shares Trust

EGShares Emerging Markets Core ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P Emerging Markets Core Index
1 Year	-11.91%	-13.51%	-11.32%
3 Year	-3.87%	-4.46%	-3.05%
Since Inception[1]	-2.11%	-2.45%	-1.26%
1	October 16, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.70%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   15

Portfolio Summary (Unaudited)
EGShares India Consumer ETF

Industry Breakdown*

■ Consumer Goods	81.3%
■ Industrials	13.2
■ Consumer Services	5.5

Top Ten Holdings*

Bosch, Ltd.	5.4%
Nestle India, Ltd.	5.2
Tata Motors, Ltd.	5.1
Godrej Consumer Products, Ltd.	5.0
Hero MotoCorp, Ltd.	4.9
Bajaj Auto, Ltd.	4.9
Hindustan Unilever, Ltd.	4.8
Maruti Suzuki India, Ltd.	4.8
ITC, Ltd.	4.8
Mahindra & Mahindra, Ltd.	4.7

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The EGShares India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the “INCO Underlying Index”). The INCO Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry, as defined by Indxx’s proprietary methodology, in India.

The Fund had a total return of -4.01% at net asset value (“NAV”) for the quarter ended March 31, 2016 and 10.04% annualized return since its inception date of August 10, 2011. The Fund had a -12.18% return for the full year ended March 31, 2016. The Fund is designed to be country specific and to have exposures specific to certain industries related to the Indian consumer. As of March 31, 2016, the Fund had over 81% of assets in companies in the consumer goods industry, as well as exposure to the industrials and consumer services industries.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For INCO, because India stocks underperformed broad Emerging Markets over this time period, the consumer goods, consumer services, and industrials industries detracted from Fund performance.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a Fund that invested in a greater variety of countries. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

16   EGA Emerging Global Shares Trust

EGShares India Consumer ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Consumer Index
1 Year	-12.18%	-12.57%	-10.92%
3 Year	12.16%	12.18%	14.00%
Since Inception[1]	10.04%	10.05%	11.82%
1	August 10, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.89%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   17

Portfolio Summary (Unaudited)
EGShares India Infrastructure ETF

Industry Breakdown*

■ Industrials	45.6%
■ Utilities	16.6
■ Telecommunications	15.4
■ Basic Materials	9.1
■ Oil & Gas	6.1
■ Consumer Goods	5.9
■ Consumer Services	1.3

Top Ten Holdings*

GAIL India, Ltd.	6.1%
UltraTech Cement, Ltd.	6.0
Ambuja Cements, Ltd.	5.9
NTPC, Ltd.	5.7
Eicher Motors, Ltd.	5.4
Bharti Infratel, Ltd.	5.4
Bharti Airtel, Ltd.	5.1
Tata Power Co., Ltd.	4.7
Vedanta, Ltd.	4.2
Cummins India, Ltd.	4.1

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The EGShares India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index (the “INXX Underlying Index”). The INXX Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the infrastructure industry, as defined by Indxx’s proprietary methodology, in India.

The Fund had a total return of -4.21% at net asset value (“NAV”) for the quarter ended March 31, 2016 and -8.81% annualized return since its inception date of August 11, 2010. The Fund had a -21.00% return for the full year ended March 31, 2016. The Fund is designed to be country specific and to have exposures specific to certain industries related to infrastructure. As of March 31, 2016, the top five industry weights were industrials, utilities, telecommunications, basic materials, and oil & gas.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For INXX, exposure to the consumer services industry contributed to Fund performance, while exposure to industrials and telecommunications industries detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a Fund that invested in a greater variety of countries. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

18   EGA Emerging Global Shares Trust

EGShares India Infrastructure ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Infrastructure Index
1 Year	-21.00%	-21.41%	-20.28%
3 Year	-1.69%	-1.63%	-0.43%
5 Year	-9.33%	-9.34%	-8.38%
Since Inception[1]	-8.81%	-8.75%	-7.84%
1	August 11, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   19

Portfolio Summary (Unaudited)
EGShares India Small Cap ETF

Industry Breakdown*

■ Industrials	25.3%
■ Financials	21.4
■ Consumer Goods	16.1
■ Technology	9.0
■ Health Care	6.8
■ Utilities	6.7
■ Consumer Services	5.9
■ Basic Materials	5.2
■ Oil & Gas	3.6

Top Ten Holdings*

Federal Bank, Ltd.	4.3%
Voltas, Ltd.	3.9
SKS Microfinance, Ltd.	3.7
Crompton Greaves, Ltd.	3.6
Apollo Tyres, Ltd.	3.3
Tata Global Beverages, Ltd.	3.1
Gujarat Pipavav Port, Ltd.	2.7
Jubilant Foodworks, Ltd.	2.6
Suzlon Energy, Ltd.	2.4
SRF, Ltd.	2.3

*	Expressed as a percentage of total investments in securities as of 3/31/2016. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The EGShares India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index (the “SCIN Underlying Index”). The SCIN Underlying Index is a maximum 75-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the small cap segment in India.

The EGShares India Small Cap ETF had a total return of -13.55% at net asset value (“NAV”) for the quarter ended March 31, 2016 and -5.66% annualized return since its inception date of July 7, 2010. The Fund had a -21.78% return for the full year ended March 31, 2016. The Fund is designed to be country specific and be diversified by industry, targeting small capitalization companies. As of March 31, 2016, the top five industry exposures were industrials, financials, consumer goods, technology, and health care.

For the 12-month period ended March 31, 2016, the fund’s performance was driven by a number of factors. For SCIN, because India stocks underperformed broad Emerging Markets over this time period, the financials, industrials, and oil & gas industries detracted from Fund performance.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve increased risks of illiquidity of securities, price volatility, inflation or deflation, restrictions on foreign investment, nationalization, higher taxation, economic and political instability, pervasive corruption and crime, less governmental regulation and less developed legal systems. They are also subject to the risk of capital loss from unfavorable fluctuation in currency values. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a Fund that invested in a greater variety of countries. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

20   EGA Emerging Global Shares Trust

EGShares India Small Cap ETF

Performance as of 3/31/2016

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Small Cap Index
1 Year	-21.78%	-22.27%	-20.37%
3 Year	3.99%	4.10%	6.05%
5 Year	-5.81%	-5.90%	-4.47%
Since Inception[1]	-5.66%	-5.67%	-4.20%
1	July 7, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results

EGA Emerging Global Shares Trust   21

Shareholder Expense Examples (Unaudited)

As a shareholder of EGShares ETF, you incur advisory fees and other Fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2015 to March 31, 2016), unless otherwise noted for Funds with operations less than six months.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22   EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited)  (concluded)

	Beginning Account Value	Ending Account Value 3/31/2016	Annualized Expense Ratios[2]	Expenses Paid During the Period[3]
EGShares Beyond BRICs ETF
Actual	$1,000.00	$1,032.70	0.58%	$2.95
Hypothetical[1]	$1,000.00	$1,022.10	0.58%	$2.93
EGShares EM Core ex-China ETF
Actual	$1,000.00	$1,111.40	0.35%	$1.85
Hypothetical[1]	$1,000.00	$1,023.25	0.35%	$1.77
EGShares EM Quality Dividend ETF
Actual	$1,000.00	$1,098.90	0.85%	$4.46
Hypothetical[1]	$1,000.00	$1,020.75	0.85%	$4.29
EGShares EM Strategic Opportunities ETF (Consolidated)[4]
Actual	$1,000.00	$1,015.20	0.83%	$4.18
Hypothetical[1]	$1,000.00	$1,020.85	0.83%	$4.19
EGShares Emerging Markets Consumer ETF (Consolidated)[4]
Actual	$1,000.00	$1,050.30	0.85%	$4.36
Hypothetical[1]	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Emerging Markets Core ETF (Consolidated)[4]
Actual	$1,000.00	$1,052.80	0.70%	$3.59
Hypothetical[1]	$1,000.00	$1,021.50	0.70%	$3.54
EGShares India Consumer ETF (Consolidated)[4]
Actual	$1,000.00	$997.10	0.89%	$4.44
Hypothetical[1]	$1,000.00	$1,020.55	0.89%	$4.50
EGShares India Infrastructure ETF (Consolidated)[4]
Actual	$1,000.00	$963.90	0.87%	$4.27
Hypothetical[1]	$1,000.00	$1,020.65	0.87%	$4.39
EGShares India Small Cap ETF (Consolidated)[4]
Actual	$1,000.00	$923.20	0.86%	$4.13
Hypothetical[1]	$1,000.00	$1,020.70	0.86%	$4.34
1	Assuming 5% return before expenses.
2	Annualized expense ratios reflect expenses net of any waived fees or reimbursed expenses.
3	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/366 (to reflect the six-month period).
4	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.

EGA Emerging Global Shares Trust   23

Schedule of Investments
EGShares Beyond BRICs ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—98.0%
Bangladesh—1.4%
GrameenPhone, Ltd.	215,567	$623,963
Lafarge Surma Cement, Ltd.	778,674	664,837
Total Bangladesh		1,288,800
Chile—2.0%
Empresa Nacional de Electricidad SA	467,213	650,903
Endesa Americas SA*	798,877	8,620
Enersis Americas SA	2,712,189	752,314
Enersis Chile SA*	4,581,923	6,100
S.A.C.I. Falabella	66,713	466,640
Total Chile		1,884,577
Colombia—0.3%
Ecopetrol SA	678,326	295,880
Czech Republic—0.5%
CEZ AS	21,995	388,542
Indonesia—8.4%
PT Astra International Tbk	2,754,373	1,505,973
PT Bank Central Asia Tbk	1,694,865	1,699,978
PT Bank Mandiri Persero Tbk	1,285,900	998,851
PT Bank Rakyat Indonesia Persero Tbk*	1,479,984	1,275,175
PT Telekomunikasi Indonesia Persero Tbk	6,963,214	1,746,055
PT Unilever Indonesia Tbk	158,217	512,177
Total Indonesia		7,738,209
Kenya—3.5%
Equity Group Holdings, Ltd.	3,602,578	1,430,017
Safaricom, Ltd.	10,922,113	1,820,352
Total Kenya		3,250,369
Malaysia—11.7%
Axiata Group Bhd	627,400	947,171
CIMB Group Holdings Bhd	752,200	935,069
DiGi.Com Bhd	515,800	653,096
IHH Healthcare Bhd	378,600	636,580
Malayan Banking Bhd	741,100	1,713,372
Maxis Bhd	366,300	596,182
Petronas Gas Bhd	107,800	607,869
Public Bank Bhd	430,520	2,072,322
Sime Darby Bhd	455,700	928,570
Tenaga Nasional Bhd	484,700	1,731,826
Total Malaysia		10,822,057

Investments	Shares	Value
Mexico—14.9%
Alfa SAB de CV Class A	325,669	$659,215
America Movil SAB de CV Series L	3,195,968	2,504,521
Arca Continental SAB de CV	29,236	203,741
Cemex SAB de CV Series CPO*	1,545,052	1,131,444
Fomento Economico Mexicano SAB de CV Series UBD	248,133	2,415,053
Grupo Bimbo SAB de CV Series A*	216,152	644,127
Grupo Financiero Banorte SAB de CV Class O	261,298	1,485,508
Grupo Financiero Inbursa SAB de CV Class O	237,528	478,029
Grupo Mexico SAB de CV Series B	448,470	1,089,920
Grupo Televisa SAB Series CPO	302,210	1,677,891
Telesites SAB de CV*	9,562	5,596
Wal-Mart de Mexico SAB de CV	646,801	1,547,394
Total Mexico		13,842,439
Morocco—1.9%
Attijariwafa Bank	51,288	1,800,845
Netherlands—2.0%
Steinhoff International Holdings NV	275,188	1,812,072
Nigeria—5.5%
Guaranty Trust Bank PLC	21,734,223	1,561,649
Nigerian Breweries PLC	3,565,976	1,917,191
Zenith Bank PLC	28,320,297	1,529,712
Total Nigeria		5,008,552
Oman—1.8%
Bank Muscat SAOG	1,718,703	1,704,868
Philippines—3.5%
Ayala Corp.	32,870	535,400
Ayala Land, Inc.	952,100	728,885
Philippine Long Distance Telephone Co.	10,585	455,170
SM Investments Corp.	43,893	905,123
SM Prime Holdings, Inc.	1,072,300	511,174
Total Philippines		3,135,752
Poland—4.8%
Bank Pekao SA	18,089	800,467
Bank Zachodni WBK SA*	4,025	331,893
PGE SA	98,743	370,893
Polski Koncern Naftowy Orlen SA	44,126	876,142
Polskie Gornictwo Naftowe i Gazownictwo SA	243,490	348,039
Powszechna Kasa Oszczednosci Bank Polski SA*	119,134	889,848
Powszechny Zaklad Ubezpieczen SA	77,636	742,589
Total Poland		4,359,871
Qatar—6.3%
Barwa Real Estate Co.	151,274	1,503,850
Ezdan Holding Group QSC*	375,061	1,874,584
Gulf International Services QSC	74,050	738,182
Industries Qatar QSC	58,551	1,741,383
Total Qatar		5,857,999

The accompanying notes are an integral part of these financial statements.

24   EGA Emerging Global Shares Trust

Schedule of Investments (concluded)
EGShares Beyond BRICs ETF

March 31, 2016

Investments	Shares	Value
South Africa—13.6%
Aspen Pharmacare Holdings, Ltd.*	35,715	$777,483
Barclays Africa Group, Ltd.	34,398	349,850
FirstRand, Ltd.	327,190	1,076,025
MTN Group, Ltd.	188,800	1,735,502
Naspers, Ltd. N Shares	22,086	3,094,863
Nedbank Group, Ltd.	20,693	273,295
Remgro, Ltd.	51,743	880,138
Sanlam, Ltd.	189,300	881,504
Sasol, Ltd.	59,876	1,797,501
Standard Bank Group, Ltd.	129,676	1,168,036
Vodacom Group, Ltd.	33,992	371,005
Total South Africa		12,405,202
Thailand—7.5%
Advanced Info Service PCL NVDR	164,800	852,575
Airports of Thailand PCL NVDR	59,100	675,332
Bangkok Bank PCL NVDR	63,420	324,491
CP ALL PCL NVDR	603,900	785,345
Kasikornbank PCL NVDR	163,000	801,563
PTT Exploration & Production PCL NVDR	193,800	386,994
PTT PCL NVDR	118,700	944,741
Siam Cement PCL NVDR	110,850	1,468,337
Siam Commercial Bank PCL NVDR	215,600	864,116
Total Thailand		7,103,494
Turkey—3.3%
Akbank TAS	282,273	804,002
KOC Holding AS	86,360	438,900
Turk Telekomunikasyon AS	72,797	172,704
Turkcell Iletisim Hizmetleri AS	109,969	462,809
Turkiye Garanti Bankasi AS	287,322	840,833
Turkiye Is Bankasi Class C	184,087	304,665
Total Turkey		3,023,913
United Arab Emirates—2.1%
Abu Dhabi Commercial Bank PJSC	253,056	461,605
Emaar Malls Group PJSC*	290,225	227,566
Emaar Properties PJSC	486,473	797,323
First Gulf Bank PJSC	153,674	491,606
Total United Arab Emirates		1,978,100
Vietnam—3.0%
Hoa Phat Group JSC	675,330	893,654
Vingroup JSC*	863,510	1,828,272
Total Vietnam		2,721,926
TOTAL INVESTMENTS IN SECURITIES—98.0%
(Cost: $109,029,815)		90,423,467
Other Assets in Excess of Liabilities—2.0%		1,818,827
Net Assets—100.0%		$92,242,294

*	Non-income producing security.
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Industry	Value	% of Net Assets
Basic Materials	$2,887,421	3.1%
Consumer Goods	9,010,334	9.8
Consumer Services	8,477,256	9.2
Financials	37,563,437	40.7
Health Care	1,414,063	1.6
Industrials	9,578,310	10.4
Oil & Gas	4,636,747	5.0
Telecommunications	12,946,701	14.0
Utilities	3,909,198	4.2
Total Investments	90,423,467	98.0
Other Assets in Excess of Liabilities	1,818,827	2.0
Net Assets	$92,242,294	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   25

Schedule of Investments
EGShares EM Core ex-China ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.1%
Brazil—12.4%
Ambev SA	2,532	$13,446
Banco Bradesco SA Preference Shares	887	6,775
Banco do Brasil SA	600	3,347
BB Seguridade Participacoes SA	375	3,143
BRF SA	685	9,918
Cia Brasileira de Distribuicao Preference Shares	280	3,938
Cielo SA	695	6,858
Itau Unibanco Holding SA Preference Shares	836	7,362
Itausa—Investimentos Itau SA Preference Shares	6,488	14,957
Kroton Educacional SA	2,564	8,305
Petroleo Brasileiro SA Preference Shares*	10,179	23,983
Ultrapar Participacoes SA	308	6,065
Vale SA Preference Shares	7,059	22,667
Total Brazil		130,764
India—8.8%
HDFC Bank, Ltd. ADR	344	21,201
ICICI Bank, Ltd. ADR	2,558	18,315
Infosys, Ltd. ADR	1,496	28,454
Tata Motors, Ltd. ADR*	877	25,477
Total India		93,447
Indonesia—4.0%
PT Astra International Tbk	7,786	4,257
PT Bank Central Asia Tbk	11,525	11,560
PT Bank Mandiri Persero Tbk	9,681	7,520
PT Bank Rakyat Indonesia Persero Tbk*	10,714	9,231
PT Telekomunikasi Indonesia Persero Tbk	39,853	9,993
Total Indonesia		42,561
Kuwait—0.7%
Kuwait Finance House KSCP	1,704	2,706
National Bank of Kuwait SAKP	2,010	4,456
Total Kuwait		7,162
Malaysia—8.5%
Axiata Group Bhd	2,200	3,321
CIMB Group Holdings Bhd	8,300	10,318
IHH Healthcare Bhd	4,500	7,566
Malayan Banking Bhd	8,100	18,727
Public Bank Bhd	2,400	11,553
Sime Darby Bhd	6,100	12,430
Telekom Malaysia Bhd	2,100	3,552
Tenaga Nasional Bhd	6,300	22,510
Total Malaysia		89,977
Mexico—6.6%
America Movil SAB de CV Series L	12,868	10,084
Coca-Cola Femsa SAB de CV Series L	1,641	13,746
Fibra Uno Administracion SA de CV	2,584	6,055
Grupo Financiero Banorte SAB de CV Class O	2,105	11,967
Grupo Financiero Santander Mexico SAB de CV Class B	3,351	6,130

Investments	Shares	Value
Grupo Mexico SAB de CV Series B	5,280	$12,832
Telesites SAB de CV*	686	402
Wal-Mart de Mexico SAB de CV	3,429	8,204
Total Mexico		69,420
Netherlands—0.8%
Steinhoff International Holdings NV	1,243	8,185
Peru—0.7%
Credicorp, Ltd.	57	7,468
Poland—1.0%
Powszechna Kasa Oszczednosci Bank Polski SA*	831	6,207
Powszechny Zaklad Ubezpieczen SA	507	4,849
Total Poland		11,056
Russia—4.4%
Gazprom PAO ADR	3,796	16,372
LUKOIL PJSC ADR	357	13,714
Magnit PJSC GDR	133	5,313
Sberbank of Russia PJSC ADR	1,628	11,331
Total Russia		46,730
South Africa—8.3%
Aspen Pharmacare Holdings, Ltd.*	273	5,943
Bidvest Group, Ltd.	791	20,060
FirstRand, Ltd.	753	2,476
MTN Group, Ltd.	1,178	10,829
Naspers, Ltd. N Shares	125	17,516
Remgro, Ltd.	369	6,276
Sanlam, Ltd.	1,543	7,185
Sasol, Ltd.	533	16,001
Standard Bank Group, Ltd.	278	2,504
Total South Africa		88,790
South Korea—20.2%
Hana Financial Group, Inc.	234	5,074
Hyundai Mobis Co., Ltd.	60	13,064
Hyundai Motor Co.	128	17,069
KB Financial Group, Inc.	284	7,910
Kia Motors Corp.	215	9,081
Korea Electric Power Corp.	312	16,424
KT&G Corp.	210	20,199
LG Chem, Ltd.	28	8,019
LG Display Co., Ltd.	264	6,141
NAVER Corp.	30	16,710
POSCO	76	14,587
Samsung Electronics Co., Ltd.	48	55,068
Samsung Fire & Marine Insurance Co., Ltd.	26	6,707
Samsung SDS Co., Ltd.	30	4,591
Shinhan Financial Group Co., Ltd.	87	3,081
SK Hynix, Inc.	107	2,634
SK Telecom Co., Ltd.	44	8,022
Total South Korea		214,381

The accompanying notes are an integral part of these financial statements.

26   EGA Emerging Global Shares Trust

Schedule of Investments (concluded)
EGShares EM Core ex-China ETF

March 31, 2016

Investments	Shares	Value
Taiwan—16.9%
Advanced Semiconductor Engineering, Inc.	5,351	$6,227
Asustek Computer, Inc.	658	5,909
Cathay Financial Holding Co., Ltd.	5,953	7,130
China Steel Corp.	11,074	7,707
Chunghwa Telecom Co., Ltd.	3,330	11,330
CTBC Financial Holding Co., Ltd.	11,355	5,998
Delta Electronics, Inc.	751	3,313
Formosa Chemicals & Fibre Corp.	3,329	8,296
Formosa Plastics Corp.	3,977	9,861
Fubon Financial Holding Co., Ltd.	4,265	5,433
Hon Hai Precision Industry Co., Ltd.	6,211	16,365
Largan Precision Co., Ltd.	62	4,806
MediaTek, Inc.	1,705	13,085
Mega Financial Holding Co., Ltd.	8,395	5,973
Nan Ya Plastics Corp.	4,048	8,503
Taiwan Mobile Co., Ltd.	1,979	6,426
Taiwan Semiconductor Manufacturing Co., Ltd.	9,479	47,713
Uni-President Enterprises Corp.	2,917	5,121
Total Taiwan		179,196
Thailand—5.1%
Advanced Info Service PCL	1,000	5,173
Bangkok Bank PCL	1,800	9,210
Intouch Holdings PCL	2,422	4,389
Kasikornbank PCL	1,400	6,885
PTT PCL	1,400	11,143
Siam Cement PCL	600	7,948
Siam Commercial Bank PCL (The)	2,700	10,821
Total Thailand		55,569
Turkey—0.7%
Turkiye Garanti Bankasi AS	2,438	7,135
TOTAL COMMON STOCKS
(Cost: $978,339)		1,051,841
Rights—0.0%**
Taiwan—0.0%**
Fubon Financial Holding Co., Ltd., expiring 4/30/16
(Cost: $0)	187	0
TOTAL INVESTMENTS IN SECURITIES—99.1%
(Cost: $978,339)		1,051,841
Other Assets in Excess of Liabilities—0.9%		9,846
Net Assets—100.0%		$1,061,687

*	Non-income producing security.
**	Less than 0.05%.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$102,954	9.7%
Consumer Staples	79,885	7.5
Energy	87,278	8.2
Financials	304,976	28.7
Health Care	13,509	1.3
Industrials	32,490	3.1
Information Technology	217,874	20.5
Materials	100,420	9.5
Telecommunication Services	73,521	6.9
Utilities	38,934	3.7
Total Investments	1,051,841	99.1
Other Assets in Excess of Liabilities	9,846	0.9
Net Assets	$1,061,687	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   27

Schedule of Investments
EGShares EM Quality Dividend ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—100.3%
Brazil—16.5%
Banco Bradesco SA Preference Shares	42,925	$327,872
BB Seguridade Participacoes SA	38,164	319,828
CETIP SA	29,622	335,588
Cielo SA	33,463	330,192
Itau Unibanco Holding SA Preference Shares	35,484	312,488
Itausa—Investimentos Itau SA Preference Shares	137,369	316,677
Telefonica Brasil SA Preference Shares	26,587	339,390
Ultrapar Participacoes SA	17,859	351,687
Total Brazil		2,633,722
Chile—3.9%
Banco de Chile	2,863,971	308,466
Empresa Nacional de Electricidad SA	228,236	317,970
Endesa Americas SA*	288,324	3,111
Total Chile		629,547
China—9.9%
Agricultural Bank of China, Ltd. Class H	867,616	312,078
China Construction Bank Corp. Class H	493,501	314,938
China Merchants Bank Co., Ltd. Class H	152,357	320,171
China Minsheng Banking Corp., Ltd. Class H	337,622	315,138
CNOOC, Ltd.	277,425	327,621
Total China		1,589,946
Hong Kong—2.1%
CLP Holdings, Ltd.	36,386	329,074
India—2.1%
Infosys, Ltd.	18,017	331,460
Indonesia—9.8%
PT Indocement Tunggal Prakarsa Tbk	207,264	308,317
PT Indofood Sukses Makmur Tbk	625,330	340,725
PT Semen Indonesia Persero Tbk	407,706	312,851
PT Telekomunikasi Indonesia Persero Tbk	1,238,242	310,494
PT United Tractors Tbk	268,261	309,532
Total Indonesia		1,581,919
Malaysia—10.5%
British American Tobacco Malaysia Bhd	24,200	335,196
DiGi.Com Bhd	265,900	336,677
Gamuda Bhd	270,400	340,989
Kuala Lumpur Kepong Bhd	55,000	338,331
Petronas Gas Bhd	58,900	332,129
Total Malaysia		1,683,322
Nigeria—2.4%
Nigerian Breweries PLC	713,938	383,838

Investments	Shares	Value
Oman—2.0%
Oman Telecommunications Co. SAOG	80,518	$318,852
Qatar—1.9%
Gulf International Services QSC	31,093	309,957
South Africa—10.3%
Bidvest Group, Ltd.	13,363	338,890
Mondi, Ltd.	17,122	330,507
MTN Group, Ltd.	34,950	321,270
Sasol, Ltd.	10,624	318,937
Woolworths Holdings, Ltd.	55,701	339,591
Total South Africa		1,649,195
Taiwan—11.9%
Delta Electronics, Inc.	73,604	324,750
Far EasTone Telecommunications Co., Ltd.	142,722	319,732
MediaTek, Inc.	41,349	317,338
Nan Ya Plastics Corp.	154,566	324,654
Pegatron Corp.	131,852	307,671
Taiwan Semiconductor Manufacturing Co., Ltd.	65,229	328,334
Total Taiwan		1,922,479
Thailand—8.6%
Advanced Info Service PCL NVDR	66,500	344,031
Intouch Holdings PCL NVDR	192,200	348,287
Siam Cement PCL NVDR	24,800	328,505
Thai Union Group PCL NVDR	572,400	340,056
Total Thailand		1,360,879
Turkey—6.3%
Enka Insaat ve Sanayi AS	188,643	326,945
Eregli Demir ve Celik Fabrikalari TAS	233,869	352,170
Tupras-Turkiye Petrol Rafinerileri AS*	11,710	330,003
Total Turkey		1,009,118
United Arab Emirates—2.1%
Emirates Telecommunications Group Co. PJSC	66,342	334,148
TOTAL COMMON STOCKS
(Cost: $16,904,541)		16,067,456
WARRANTS—0.1%
Malaysia—0.1%
Gamuda Bhd, expiring 3/06/21*
(Cost: $3,248)	54,633	15,403
TOTAL INVESTMENTS IN SECURITIES—100.4%
(Cost: $16,907,789)		16,082,859
Liabilities in Excess of Other Assets—(0.4)%		(71,309)
Net Assets—100.0%		$16,011,550

*	Non-income producing security.
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

28   EGA Emerging Global Shares Trust

Schedule of Investments (concluded)
EGShares EM Quality Dividend ETF

March 31, 2016

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$339,591	2.1%
Consumer Staples	1,738,146	10.9
Energy	1,638,205	10.2
Financials	3,183,244	19.9
Industrials	1,331,759	8.3
Information Technology	1,939,745	12.1
Materials	1,957,004	12.2
Telecommunication Services	2,972,881	18.6
Utilities	982,284	6.1
Total Investments	16,082,859	100.4
Liabilities in Excess of Other Assets	(71,309)	(0.4)
Net Assets	$16,011,550	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   29

Schedule of Investments (Consolidated)†
EGShares EM Strategic Opportunities ETF
(formerly known as EGShares Emerging Markets Domestic Demand ETF)

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.6%
Brazil—7.9%
Ambev SA ADR	135,216	$700,419
BRF SA ADR	18,422	261,961
Telefonica Brasil SA ADR	18,002	224,845
Total Brazil		1,187,225
Chile—1.1%
Enersis SA ADR	11,780	163,742
China—25.1%
Belle International Holdings, Ltd.	187,884	108,759
CGN Power Co., Ltd. Class H, 144A	302,770	102,660
China Mengniu Dairy Co., Ltd.	82,069	130,565
China Mobile, Ltd.	64,557	719,515
China Resources Power Holdings Co., Ltd.	59,018	110,327
China Telecom Corp., Ltd. Class H	522,150	276,001
China Unicom Hong Kong, Ltd.	217,435	287,052
Ctrip.com International, Ltd. ADR*	12,498	553,162
Hengan International Group Co., Ltd.	23,901	207,378
Huaneng Power International, Inc. Class H	125,817	112,572
JD.com, Inc. ADR*	26,638	705,907
Sinopharm Group Co. Class H	36,456	164,736
Vipshop Holdings, Ltd. ADR*	11,364	146,368
Want Want China Holdings, Ltd.	201,295	149,222
Total China		3,774,224
India—12.9%
Bharti Airtel, Ltd.	53,687	284,396
Dr. Reddy's Laboratories, Ltd. ADR	2,547	115,099
Hindustan Unilever, Ltd.	21,909	287,665
ITC, Ltd.	59,325	294,061
Lupin, Ltd.	6,798	151,851
Mahindra & Mahindra, Ltd.	10,810	197,632
Sun Pharmaceutical Industries, Ltd.	33,307	412,424
Tata Motors, Ltd. ADR*	7,211	209,479
Total India		1,952,607
Indonesia—5.8%
PT Astra International Tbk	719,465	393,372
PT Telekomunikasi Indonesia Persero Tbk ADR	9,393	477,634
Total Indonesia		871,006
Malaysia—3.1%
Axiata Group Bhd	116,600	176,028
Tenaga Nasional Bhd	77,900	278,335
Total Malaysia		454,363
Mexico—14.9%
America Movil SAB de CV Class L ADR	48,353	750,922
Fomento Economico Mexicano SAB de CV ADR	6,699	645,181
Grupo Televisa SAB ADR	15,719	431,644
Telesites SAB de CV*	57,936	33,908
Wal-Mart de Mexico SAB de CV	161,169	385,577
Total Mexico		2,247,232
Netherlands—5.3%
Steinhoff International Holdings NV	120,003	790,202

Investments	Shares	Value
Philippines—0.8%
Philippine Long Distance Telephone Co., ADR	2,872	$124,386

Magnit PJSC GDR	8,913	356,074
Mobile TeleSystems PJSC ADR	19,967	161,533
Total Russia		517,607
South Africa—15.6%
Aspen Pharmacare Holdings, Ltd.*	8,724	189,913
Mr Price Group, Ltd.	8,021	96,761
MTN Group, Ltd.	58,508	537,822
Naspers, Ltd. N Shares	5,613	786,537
Netcare, Ltd.	44,361	108,882
Shoprite Holdings, Ltd.	11,569	136,566
Tiger Brands, Ltd.	5,464	120,822
Vodacom Group, Ltd.	19,176	209,296
Woolworths Holdings, Ltd.	28,265	172,323
Total South Africa		2,358,922
Thailand—2.6%
Advanced Info Service PCL	40,800	211,074
CP ALL PCL NVDR	135,500	176,212
Total Thailand		387,286
Turkey—1.0%
BIM Birlesik Magazalar AS	6,888	149,346
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $16,424,618)		14,978,148
Other Assets in Excess of Liabilities—0.4%		53,918
Net Assets—100.0%		$15,032,066

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid. At March 31, 2016, the net value of these securities was $102,660, representing 0.68% of net assets.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$4,592,146	30.5%
Consumer Staples	4,001,049	26.6
Health Care	1,142,905	7.6
Telecommunication Services	4,474,412	29.8
Utilities	767,636	5.1
Total Investments	14,978,148	99.6
Other Assets in Excess of Liabilities	53,918	0.4
Net Assets	$15,032,066	100.0%

The accompanying notes are an integral part of these financial statements.

30   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Consumer ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.9%
Brazil—12.4%
Ambev SA ADR	6,738,086	$34,903,285
BRF SA ADR	1,333,869	18,967,617
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	691,546	9,619,405
Lojas Renner SA	2,058,692	12,076,808
Total Brazil		75,567,115
Chile—3.0%
S.A.C.I. Falabella	2,653,289	18,559,060
China—15.9%
Belle International Holdings, Ltd.	17,046,568	9,867,672
China Mengniu Dairy Co., Ltd.	8,580,450	13,650,754
Ctrip.com International, Ltd. ADR*	653,029	28,903,063
Hengan International Group Co., Ltd.	2,014,296	17,477,115
Vipshop Holdings, Ltd. ADR*	1,031,626	13,287,343
Want Want China Holdings, Ltd.	19,178,081	14,216,883
Total China		97,402,830
India—10.3%
Hindustan Unilever, Ltd.	1,600,177	21,010,290
Maruti Suzuki India, Ltd.	310,724	17,437,330
Tata Motors, Ltd. ADR*	837,902	24,341,053
Total India		62,788,673
Indonesia—3.8%
PT Astra International Tbk	42,904,370	23,458,272
Malaysia—2.6%
Genting Bhd	6,400,662	16,077,531
Mexico—15.6%
Fomento Economico Mexicano SAB de CV Series UBD	3,476,780	33,839,151
Grupo Bimbo SAB de CV Series A*	4,185,500	12,472,669
Grupo Televisa SAB Series CPO	4,446,440	24,686,949
Wal-Mart de Mexico SAB de CV	10,456,371	25,015,607
Total Mexico		96,014,376
Netherlands—5.9%
Steinhoff International Holdings NV	5,469,379	36,015,050

Investments	Shares	Value
Philippines—2.8%
SM Investments Corp.	834,650	$17,211,427
Russia—4.0%
Magnit PJSC GDR	612,828	24,482,479
South Africa—18.9%
Mr Price Group, Ltd.	835,958	10,084,582
Naspers, Ltd. N Shares	463,391	64,933,971
Shoprite Holdings, Ltd.	1,164,244	13,743,272
Tiger Brands, Ltd.	569,653	12,596,427
Woolworths Holdings, Ltd.	2,343,524	14,287,721
Total South Africa		115,645,973
Thailand—4.7%
CP ALL PCL	11,847,683	15,407,376
Thai Beverage PCL	24,978,800	13,262,915
Total Thailand		28,670,291
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $677,049,143)		611,893,077
Other Assets in Excess of Liabilities—0.1%		466,609
Net Assets—100.0%		$612,359,686

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Industry	Value	% of Net Assets
Consumer Goods	$279,175,430	45.6%
Consumer Services	308,376,594	50.3
Industrials	24,341,053	4.0
Total Investments	611,893,077	99.9
Other Assets in Excess of Liabilities	466,609	0.1
Net Assets	$612,359,686	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   31

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Core ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.7%
Brazil—7.2%
Ambev SA ADR	12,193	$63,160
Banco Bradesco SA Preference Shares ADR	8,660	64,517
BRF SA ADR	4,239	60,279
Itau Unibanco Holding SA Preference Shares ADR	6,975	59,915
Petroleo Brasileiro SA ADR*	12,065	70,460
Vale SA ADR	16,171	68,080
Total Brazil		386,411
Chile—3.5%
Empresa Nacional de Electricidad SA ADR	1,443	60,043
Enersis SA ADR	4,466	62,077
S.A.C.I. Falabella	9,050	63,302
Total Chile		185,422
China—12.8%
AAC Technologies Holdings, Inc.	2,741	20,955
Baidu, Inc. ADR*	121	23,097
Bank of China, Ltd. Class H	42,648	17,705
Belle International Holdings, Ltd.	27,566	15,957
CGN Power Co., Ltd. Class H, 144A	62,495	21,190
China Construction Bank Corp. Class H	27,743	17,705
China Everbright International, Ltd.	16,866	18,830
China Life Insurance Co., Ltd. ADR	1,653	20,315
China Merchants Holdings International Co., Ltd.	6,074	18,050
China Mobile, Ltd. ADR	335	18,576
China Overseas Land & Investment, Ltd.	5,533	17,512
China Pacific Insurance Group Co., Ltd. Class H	5,704	21,326
China Railway Signal & Communication Corp., Ltd. Class H, 144A*	32,662	18,275
China Resources Land, Ltd.	6,790	17,420
China Resources Power Holdings Co., Ltd.	9,539	17,832
China Unicom Hong Kong, Ltd. ADR	1,634	21,504
CITIC, Ltd.	12,127	18,449
CNOOC, Ltd.	17,454	20,612
Ctrip.com International, Ltd. ADR*	508	22,484
Haitong Securities Co., Ltd. Class H	11,123	19,015
Hengan International Group Co., Ltd.	2,388	20,720
Industrial and Commercial Bank of China, Ltd. Class H	33,505	18,747
JD.com, Inc. ADR*	750	19,875
Lenovo Group, Ltd.	22,275	17,345
NetEase, Inc. ADR	159	22,829
New Oriental Education & Technology Group, Inc. ADR	608	21,031
PICC Property & Casualty Co., Ltd. Class H	10,352	18,978
Ping An Insurance Group Co. of China, Ltd. Class H	3,854	18,434
Semiconductor Manufacturing International Corp.*	216,984	19,302
Shunfeng International Clean Energy, Ltd.*	87,204	17,089
Sinopharm Group Co. Class H	4,513	20,393
Tencent Holdings, Ltd.	992	20,258
Want Want China Holdings, Ltd.	25,312	18,764
Xinyi Solar Holdings, Ltd.	54,217	19,292
ZTE Corp. Class H#§	8,647	15,914
Total China		675,780

Investments	Shares	Value
Czech Republic—1.3%
CEZ AS	3,906	$69,000
Hong Kong—1.5%
Alibaba Pictures Group, Ltd.*	79,196	18,072
China Overseas Property Holdings, Ltd.*	158,646	23,112
GCL-Poly Energy Holdings, Ltd.	119,076	19,650
Haier Electronics Group Co., Ltd.	11,354	19,790
Hanergy Thin Film Power Group, Ltd.#*§	60,421	604
Total Hong Kong		81,228
India—14.5%
Adani Ports and Special Economic Zone, Ltd.	13,931	52,108
Dr. Reddy’s Laboratories, Ltd.	928	42,533
Hindustan Unilever, Ltd.	3,734	49,027
Housing Development Finance Corp., Ltd.	2,715	45,328
Infosys, Ltd. ADR	2,600	49,452
ITC, Ltd.	9,687	48,016
Larsen & Toubro, Ltd.	2,616	48,063
Lupin, Ltd.	1,771	39,560
Mahindra & Mahindra, Ltd.	2,585	47,260
Maruti Suzuki India, Ltd.	890	49,945
Reliance Industries, Ltd.	3,020	47,665
Sun Pharmaceutical Industries, Ltd.	3,583	44,367
Tata Consultancy Services, Ltd.	1,340	50,998
Tata Motors, Ltd. ADR*	1,837	53,365
Wipro, Ltd.	5,803	49,445
Zee Entertainment Enterprises, Ltd.	8,034	46,944
Total India		764,076
Indonesia—4.6%
PT Astra International Tbk	118,820	64,966
PT Telekomunikasi Indonesia Persero Tbk ADR	2,364	120,209
PT Unilever Indonesia Tbk	18,024	58,347
Total Indonesia		243,522
Malaysia—6.4%
Genting Bhd	29,600	74,351
Genting Malaysia Bhd	56,500	65,747
IHH Healthcare Bhd	39,200	65,911
Sime Darby Bhd	31,600	64,391
Tenaga Nasional Bhd	18,800	67,172
Total Malaysia		337,572
Mexico—13.4%
Alfa SAB de CV Class A	33,745	68,306
America Movil SAB de CV Class L ADR	4,180	64,915
Cemex SAB de CV Series CPO*	101,609	74,408
Fibra Uno Administracion SA de CV	27,785	65,111
Fomento Economico Mexicano SAB de CV ADR	651	62,698
Grupo Aeroportuario del Sureste SAB de CV Class B	4,278	64,962
Grupo Mexico SAB de CV Series B	26,923	65,431
Grupo Televisa SAB ADR	2,250	61,785
Kimberly-Clark de Mexico SAB de CV Class A	26,549	64,398
Telesites SAB de CV*	106,447	62,299
Wal-Mart de Mexico SAB de CV	24,775	59,271
Total Mexico		713,584

The accompanying notes are an integral part of these financial statements.

32   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†  (concluded)
EGShares Emerging Markets Core ETF

March 31, 2016

Investments	Shares	Value
Netherlands—1.2%
Steinhoff International Holdings NV	9,339	$61,496
Peru—1.3%
Southern Copper Corp.	2,406	66,670
Philippines—4.8%
Ayala Land, Inc.	79,500	60,862
Jollibee Foods Corp.	12,330	60,786
SM Investments Corp.	3,090	63,719
SM Prime Holdings, Inc.	132,400	63,116
Total Philippines		248,483
Poland—2.5%
LPP SA	45	66,498
Powszechny Zaklad Ubezpieczen SA	6,783	64,880
Total Poland		131,378
Russia—4.7%
Gazprom PAO ADR	14,734	63,548
Lukoil PJSC ADR	1,584	60,849
Magnit PJSC GDR	1,625	64,919
MMC Norilsk Nickel PJSC ADR	4,533	58,521
Total Russia		247,837
South Africa—14.2%
Aspen Pharmacare Holdings, Ltd.*	2,531	55,098
Bidvest Group, Ltd.	2,333	59,166
FirstRand, Ltd.	18,682	61,439
Life Healthcare Group Holdings, Ltd.	22,670	54,995
MTN Group, Ltd.	5,616	51,624
Naspers, Ltd. N Shares	434	60,816
Netcare, Ltd.	24,628	60,448
Remgro, Ltd.	3,331	56,660
Sanlam, Ltd.	13,537	63,037
Sasol, Ltd. ADR	1,743	51,488
Shoprite Holdings, Ltd.	4,898	57,818
Tiger Brands, Ltd.	2,439	53,932
Woolworths Holdings, Ltd.	9,255	56,425
Total South Africa		742,946
Thailand—2.2%
CP ALL PCL NVDR	44,500	57,870
Siam Cement PCL NVDR	4,400	58,283
Total Thailand		116,153
Turkey—1.2%
Haci Omer Sabanci Holding AS*	18,753	64,870

Investments	Shares	Value
United Arab Emirates—2.4%
DP World, Ltd.	3,287	$61,763
Emaar Properties PJSC	36,704	60,157
Total United Arab Emirates		121,920
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $5,584,724)		5,258,348
Other Assets in Excess of Liabilities—0.3%		16,513
Net Assets—100.0%		$5,274,861

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
§	Illiquid.
#	Fair valued security.
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid. At March 31, 2016, the net value of these securities was $39,465, representing 0.75% of net assets.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$950,895	18.0%
Consumer Staples	739,219	14.0
Energy	314,622	6.0
Financials	940,161	17.8
Health Care	383,305	7.3
Industrials	537,807	10.2
Information Technology	364,505	6.9
Materials	391,393	7.4
Telecommunication Services	339,127	6.4
Utilities	297,314	5.7
Total Investments	5,258,348	99.7
Other Assets in Excess of Liabilities	16,513	0.3
Net Assets	$5,274,861	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   33

Schedule of Investments (Consolidated)†
EGShares India Consumer ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.7%
Consumer Goods—81.1%
Aditya Birla Fashion and Retail, Ltd.*	178,814	$394,634
Bajaj Auto, Ltd.	95,800	3,480,539
Bosch, Ltd.	12,239	3,841,315
Colgate-Palmolive India, Ltd.	203,000	2,546,907
Dabur India, Ltd.	842,508	3,179,323
Emami, Ltd.	85,655	1,205,877
Exide Industries, Ltd.	560,718	1,179,902
GlaxoSmithKline Consumer Healthcare, Ltd.	17,650	1,608,949
Godrej Consumer Products, Ltd.	171,283	3,571,408
Hero MotoCorp, Ltd.	79,271	3,526,122
Hindustan Unilever, Ltd.	261,985	3,439,857
ITC, Ltd.	686,535	3,402,999
Marico, Ltd.	703,302	2,594,536
Maruti Suzuki India, Ltd.	60,768	3,410,202
Motherson Sumi Systems, Ltd.	671,815	2,703,086
MRF, Ltd.	3,807	2,201,604
Nestle India, Ltd.	42,705	3,712,751
Page Industries, Ltd.	5,804	1,061,973
Procter & Gamble Hygiene & Health Care, Ltd.	14,332	1,360,049
Rajesh Exports, Ltd.	80,947	759,201
Titan Co., Ltd.	491,000	2,514,223
TVS Motor Co., Ltd.	289,892	1,413,072
United Breweries, Ltd.	97,045	1,212,431
United Spirits, Ltd.*	85,202	3,215,733
Welspun India, Ltd.	398,830	595,934
Total Consumer Goods		58,132,627

Investments	Shares	Value
Consumer Services—5.5%
Sun TV Network, Ltd.	117,058	$667,198
Zee Entertainment Enterprises, Ltd.	560,039	3,272,409
Total Consumer Services		3,939,607
Industrials—13.1%
Bharat Forge, Ltd.	184,521	2,432,788
Mahindra & Mahindra, Ltd.	182,475	3,336,064
Tata Motors, Ltd.*	623,661	3,640,867
Total Industrials		9,409,719
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $71,402,970)		71,481,953
Other Assets in Excess of Liabilities—0.3%		197,227
Net Assets—100.0%		$71,679,180

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

34   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares India Infrastructure ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.5%
Basic Materials—9.0%
NMDC, Ltd.	835,899	$1,237,013
Steel Authority of India, Ltd.	1,091,992	710,708
Vedanta, Ltd.	1,219,649	1,654,807
Total Basic Materials		3,602,528
Consumer Goods—5.9%
Aditya Birla Nuvo, Ltd.	58,837	730,859
Cummins India, Ltd.	126,941	1,613,635
Total Consumer Goods		2,344,494
Consumer Services—1.3%
Dish TV India, Ltd.*	401,761	525,995
Industrials—45.4%
Adani Ports and Special Economic Zone, Ltd.	413,638	1,547,180
Amara Raja Batteries, Ltd.	83,337	1,104,406
Ambuja Cements, Ltd.	670,889	2,355,925
Bharat Heavy Electricals, Ltd.	572,325	983,944
Eicher Motors, Ltd.	7,343	2,126,817
Gujarat Pipavav Port, Ltd.*	274,177	730,752
Havells India, Ltd.	216,526	1,050,710
Larsen & Toubro, Ltd.	83,932	1,542,075
National Buildings Construction Corp., Ltd.	12,516	178,217
Shree Cement, Ltd.	8,420	1,579,231
Siemens, Ltd.	93,596	1,554,268
UltraTech Cement, Ltd.	48,687	2,373,788
Voltas, Ltd.	235,229	987,839
Total Industrials		18,115,152
Oil & Gas—6.0%
GAIL India, Ltd.	448,384	2,413,138

Investments	Shares	Value
Telecommunications—15.4%
Bharti Airtel, Ltd.	383,131	$2,029,557
Bharti Infratel, Ltd.	368,690	2,126,485
Idea Cellular, Ltd.	937,677	1,560,376
Tata Communications, Ltd.	74,546	425,061
Total Telecommunications		6,141,479
Utilities—16.5%
CESC, Ltd.	63,918	456,250
JSW Energy, Ltd.	299,201	314,235
NTPC, Ltd.	1,170,783	2,278,008
Reliance Infrastructure, Ltd.	142,838	1,150,943
Reliance Power, Ltd.	717,456	535,201
Tata Power Co., Ltd.	1,908,861	1,863,534
Total Utilities		6,598,171
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $41,409,533)		39,740,957
Other Assets in Excess of Liabilities—0.5%		197,291
Net Assets—100.0%		$39,938,248

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   35

Schedule of Investments (Consolidated)†
EGShares India Small Cap ETF

March 31, 2016

Investments	Shares	Value
COMMON STOCKS—99.9%
Basic Materials—5.2%
Jindal Steel & Power, Ltd.*	267,666	$243,526
Jubilant Life Sciences, Ltd.	49,591	312,160
Nagarjuna Fertilizers & Chemicals, Ltd.#*§	640,624	8,794
SRF, Ltd.	21,790	430,535
Total Basic Materials		995,015
Consumer Goods—16.1%
Apollo Tyres, Ltd.	236,529	624,696
Arvind, Ltd.	103,207	426,013
Balrampur Chini Mills, Ltd.*	98,764	160,847
Bata India, Ltd.	46,848	359,801
Ceat, Ltd.	13,071	214,483
Coffee Day Enterprises Ltd., 144A*	27,343	93,087
Delta Corp., Ltd.	81,598	81,324
Godfrey Phillips India, Ltd.	11,111	199,401
JK Tyre & Industries, Ltd.	70,221	89,284
Kaveri Seed Co., Ltd.	19,714	112,409
PC Jeweller, Ltd.	22,272	122,269
Tata Global Beverages, Ltd.	316,758	579,968
Total Consumer Goods		3,063,582
Consumer Services—5.9%
Cox & Kings, Ltd.	64,732	176,389
Jet Airways India, Ltd.*	21,892	180,928
Jubilant Foodworks, Ltd.	25,861	498,631
TV18 Broadcast, Ltd.*	432,916	263,453
Total Consumer Services		1,119,401
Financials—21.4%
Allahabad Bank	179,151	148,385
Andhra Bank	187,274	147,760
Bank of India	187,928	275,411
DCB Bank, Ltd.*	156,560	187,359
Dewan Housing Finance Corp., Ltd.	104,335	309,354
Federal Bank, Ltd.	1,172,500	822,419
Housing Development & Infrastructure, Ltd.*	204,412	225,795
IFCI, Ltd.	590,958	220,418
Indiabulls Real Estate, Ltd.*	139,412	118,313
Karnataka Bank, Ltd. (The)	144,188	223,503
Manappuram Finance, Ltd.	296,873	156,904
Oriental Bank of Commerce	91,896	127,181
SKS Microfinance, Ltd.*	84,647	697,717
Syndicate Bank	162,605	166,110
UCO Bank	227,127	133,075
Unitech, Ltd.*	1,441,034	107,714
Total Financials		4,067,418
Health Care—6.8%
Dishman Pharmaceuticals & Chemicals, Ltd.	23,382	118,229
Fortis Healthcare, Ltd.*	73,894	195,831
Granules India, Ltd.	84,850	153,690
Ipca Laboratories, Ltd.	43,508	382,471
Marksans Pharma, Ltd.	165,533	115,734
Sun Pharma Advanced Research Co., Ltd.*	49,512	214,579
Suven Life Sciences, Ltd.	38,619	112,348
Total Health Care		1,292,882

Investments	Shares	Value
Industrials—25.3%
Adani Enterprises, Ltd.	178,161	$198,547
BEML, Ltd.	15,273	240,803
Century Textiles & Industries, Ltd.	33,211	265,648
Crompton Greaves, Ltd.*	920,727	679,188
Engineers India, Ltd.	82,121	210,937
Escorts, Ltd.	44,107	92,746
Gujarat Pipavav Port, Ltd.*	192,000	511,729
Hindustan Construction Co., Ltd.*	360,387	106,120
India Cements, Ltd.*	134,301	174,917
IRB Infrastructure Developers, Ltd.	115,039	404,237
Jain Irrigation Systems, Ltd.	232,510	211,716
Jaiprakash Associates, Ltd.*	1,160,830	134,975
NCC, Ltd.	237,485	271,832
NIIT, Ltd.*	77,242	92,087
Reliance Defence and Engineering, Ltd.*	99,726	102,252
Sintex Industries, Ltd.	244,417	284,195
Voltas, Ltd.	174,786	734,010
VRL Logistics, Ltd.	16,202	90,231
Total Industrials		4,806,170
Oil & Gas—3.5%
Chennai Petroleum Corp., Ltd.*	36,941	111,120
Suzlon Energy, Ltd.*	2,120,587	454,715
Tide Water Oil Co. India, Ltd.	1,081	106,892
Total Oil & Gas		672,727
Technology—9.0%
Hexaware Technologies, Ltd.	69,510	282,512
Himachal Futuristic Communications, Ltd.*	430,125	105,221
Intellect Design Arena, Ltd.*	46,169	157,458
Just Dial, Ltd.	18,880	218,500
KPIT Technologies, Ltd.	96,356	215,127
NIIT Technologies, Ltd.	31,648	237,375
Polaris Consulting & Services, Ltd.	37,698	107,619
Tata Elxsi, Ltd.	13,685	389,301
Total Technology		1,713,113
Utilities—6.7%
Adani Power, Ltd.*	819,978	426,566
CESC, Ltd.	45,451	324,432
GMR Infrastructure, Ltd.*	1,877,302	328,841
PTC India, Ltd.	198,690	192,022
Total Utilities		1,271,861
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $21,473,429)		19,002,169
Other Assets in Excess of Liabilities—0.1%		24,830
Net Assets—100.0%		$19,026,999

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
§	Illiquid.
#	Fair valued security.
144A	Series 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A security is deemed to be liquid. At March 31, 2016, the net value of this security was $93,087, representing 0.49% of net assets.

The accompanying notes are an integral part of these financial statements.

36   EGA Emerging Global Shares Trust

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EGA Emerging Global Shares Trust   37

Statements of Assets and Liabilities
EGA Emerging Global Shares Trust

March 31, 2016

	EGShares Beyond BRICs ETF	EGShares EM Core ex-China ETF	EGShares EM Quality Dividend ETF
ASSETS:
Cost of Investments:	$109,029,815	$978,339	$16,907,789
Investments at value	90,423,467	1,051,841	16,082,859
Cash	919,661	4,809	146,518
Foreign cash*	1,589,840	—	69,093
Receivables:
Capital shares sold	958,318	—	2,611
Dividends and interest	740,835	5,336	65,312
Foreign tax reclaims	4,420	—	—
Investment securities sold	118,484	—	815,128
Total Assets	94,755,025	1,061,986	17,181,521
LIABILITIES:
Payables:
Accrued investment advisory fees	45,282	299	12,072
Capital shares payable	10,104	—	1,018,317
Due to custodian	—	—	—
Income payable	—	—	117,531
Investment securities purchased	2,457,345	—	22,051
Total Liabilities	2,512,731	299	1,169,971
NET ASSETS	$92,242,294	$1,061,687	$16,011,550
NET ASSETS:
Paid-in capital	$164,463,655	$1,003,164	$44,851,963
Undistributed (accumulated) net investment income (loss)	971,474	2,891	(1,984)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(54,594,510)	(18,043)	(28,019,101)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(18,598,325)	73,675	(819,328)
NET ASSETS	$92,242,294	$1,061,687	$16,011,550
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	5,850,000	50,000	1,250,000
Net asset value per share	$15.77	$21.23	$12.81
* Cost of foreign cash:	$1,594,050	$—	$70,116

The accompanying notes are an integral part of these financial statements.

38   EGA Emerging Global Shares Trust

Statements of Assets and Liabilities
EGA Emerging Global Shares Trust

March 31, 2016

	EGShares EM Strategic Opportunities ETF[1] (Consolidated)	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)
ASSETS:
Cost of Investments:	$16,424,618	$677,049,143	$5,584,724	$71,402,970	$41,409,533	$21,473,429
Investments at value	14,978,148	611,893,077	5,258,348	71,481,953	39,740,957	19,002,169
Cash	8,747	756,482	14,133	119,391	169,752	13,703
Foreign cash*	—	502	246	128,192	24,111	24,405
Receivables:
Capital shares sold	—	121,107	—	—	—	—
Dividends and interest	46,710	130,710	5,143	1,100	30,778	—
Foreign tax reclaims	—	—	—	—	—	—
Investment securities sold	6,753	—	—	—	—	—
Total Assets	15,040,358	612,901,878	5,277,870	71,730,636	39,965,598	19,040,277
LIABILITIES:
Payables:
Accrued investment advisory fees	8,139	421,085	3,009	51,456	27,350	13,278
Capital shares payable	—	—	—	—	—	—
Due to custodian	153	—	—	—	—	—
Income payable	—	—	—	—	—	—
Investment securities purchased	—	121,107	—	—	—	—
Total Liabilities	8,292	542,192	3,009	51,456	27,350	13,278
NET ASSETS	$15,032,066	$612,359,686	$5,274,861	$71,679,180	$39,938,248	$19,026,999
NET ASSETS:
Paid-in capital	$19,336,972	$803,266,737	$6,174,443	$81,250,914	$102,591,859	$36,359,840
Undistributed (accumulated) net investment income (loss)	50,630	(309,437)	4,780	73,483	1,014,477	98,180
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(2,910,518)	(125,451,260)	(578,190)	(9,724,768)	(61,999,999)	(14,960,106)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(1,445,018)	(65,146,354)	(326,172)	79,551	(1,668,089)	(2,470,915)
NET ASSETS	$15,032,066	$612,359,686	$5,274,861	$71,679,180	$39,938,248	$19,026,999
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	800,000	27,100,000	300,000	2,300,000	3,900,000	1,400,000
Net asset value per share	$18.79	$22.60	$17.58	$31.16	$10.24	$13.59
* Cost of foreign cash:	$(148)	$483	$245	$127,628	$24,073	$24,060
1	Formerly known as EGShares Emerging Markets Domestic Demand ETF.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   39

Statements of Operations
EGA Emerging Global Shares Trust

Year Ended March 31, 2016

	EGShares Beyond BRICs ETF	EGShares EM Core ex-China ETF[1]	EGShares EM Quality Dividend ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$5,876,264	$20,124	$748,606
Interest income	155	—	298
Total investment income	5,876,419	20,124	748,904
EXPENSES:
Investment advisory fees	1,758,574	6,208	170,819
Mauritius taxes paid	—	—	—
Excise tax	—	—	—
Total expenses before waivers	1,758,574	6,208	170,819
Less: waivers of expenses from Advisor	(558,606)	(3,104)	—
Net expenses	1,199,968	3,104	170,819
Net investment income (loss)	4,676,451	17,020	578,085
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(50,056,436)	(17,198)	(2,242,752)
In-Kind redemptions	(18,676,963)	(20,585)	76,690
Foreign currency transactions	(389,804)	10,698	7,134
Net realized gain (loss)	(69,123,203)	(27,085)	(2,158,928)
Change in unrealized appreciation (depreciation) on:
Investments	8,067,272	73,502	(306,709)
Foreign currency translations	6,087	173	5,689
Net change in unrealized appreciation (depreciation)	8,073,359	73,675	(301,020)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(61,049,844)	46,590	(2,459,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,373,393)	$63,610	$(1,881,863)
* Net of foreign taxes withheld of:	$530,947	$1,899	$92,058
1	Represents the period September 2, 2015 (commencement of operations) to March 31, 2016.

The accompanying notes are an integral part of these financial statements.

40   EGA Emerging Global Shares Trust

Statements of Operations
EGA Emerging Global Shares Trust

Year Ended March 31, 2016

	EGShares EM Strategic Opportunities ETF[2] (Consolidated)	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$676,536	$13,772,787	$123,176	$789,654	$1,598,751	$291,001
Interest income	38	6	5	—	—	—
Total investment income	676,574	13,772,793	123,181	789,654	1,598,751	291,001
EXPENSES:
Investment advisory fees	242,273	6,824,510	36,566	691,138	381,932	196,774
Mauritius taxes paid	—	21,852	—	—	12,720	1,998
Excise tax	872	—	14	—	—	—
Total expenses before waivers	243,145	6,846,362	36,580	691,138	394,652	198,772
Less: waivers of expenses from Advisor	(2,482)	—	—	—	—	—
Net expenses	240,663	6,846,362	36,580	691,138	394,652	198,772
Net investment income (loss)	435,911	6,926,431	86,601	98,516	1,204,099	92,229
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(2,828,513)	(94,420,468)	(576,486)	(8,375,262)	(8,569,326)	(5,124,869)
In-Kind redemptions	(677,135)	20,074,471	—	—	—	—
Foreign currency transactions	(23,393)	(823,973)	(3,727)	144,825	(25,435)	91,355
Net realized gain (loss)	(3,529,041)	(75,169,970)	(580,213)	(8,230,437)	(8,594,761)	(5,033,514)
Change in unrealized appreciation (depreciation) on:
Investments	(3,487,236)	(76,782,229)	(227,838)	(4,436,679)	(4,228,945)	(1,213,923)
Foreign currency translations	805	8,827	179	554	829	321
Net change in unrealized appreciation (depreciation)	(3,486,431)	(76,773,402)	(227,659)	(4,436,125)	(4,228,116)	(1,213,602)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(7,015,472)	(151,943,372)	(807,872)	(12,666,562)	(12,822,877)	(6,247,116)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,579,561)	$(145,016,941)	$(721,271)	$(12,568,046)	$(11,618,778)	$(6,154,887)
* Net of foreign taxes withheld of:	$61,054	$893,823	$13,038	$—	$—	$—
2	Formerly known as EGShares Emerging Markets Domestic Demand ETF.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   41

Statements of Changes in Net Assets
EGA Emerging Global Shares Trust

March 31, 2016

	EGShares Beyond BRICs ETF		EGShares EM Core ex-China ETF
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period September 2, 2015[2] Through March 31, 2016
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,676,451	$6,756,932	$17,020
Net realized gain (loss) on investments and foreign currency transactions	(69,123,203)	(3,814,732)	(27,085)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,073,359	(28,062,462)	73,675
Net increase (decrease) in net assets resulting from operations	(56,373,393)	(25,120,262)	63,610
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,442,630)	(3,616,691)	(25,672)
Net realized gain	—	(268,047)	—
Total distributions	(6,442,630)	(3,884,738)	(25,672)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,095,023	302,924,221	2,003,012
Cost of shares redeemed	(155,077,249)	(22,263,815)	(979,263)
Transaction fees	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(145,982,226)	280,660,406	1,023,749
Net Increase (Decrease) in Net Assets	(208,798,249)	251,655,406	1,061,687
NET ASSETS:
Beginning of year	301,040,543	49,385,137	—
End of year	$92,242,294	$301,040,543	$1,061,687
Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$971,474	$3,120,587	$2,891
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of year	15,150,000	2,350,000	—
Shares sold	500,000	13,900,000	100,000
Shares redeemed	(9,800,000)	(1,100,000)	(50,000)
Shares outstanding, end of year	5,850,000	15,150,000	50,000
2	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

42   EGA Emerging Global Shares Trust

Statements of Changes in Net Assets
EGA Emerging Global Shares Trust

March 31, 2016

	EGShares EM Quality Dividend ETF (Consolidated)		EGShares EM Strategic Opportunities ETF[1] (Consolidated)		EGShares Emerging Markets Consumer ETF (Consolidated)
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$578,085	$2,050,923	$435,911	$404,702	$6,926,431	$11,492,262
Net realized gain (loss) on investments and foreign currency transactions	(2,158,928)	(4,335,717)	(3,529,041)	495,319	(75,169,970)	505,015
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(301,020)	(405,793)	(3,486,431)	426,814	(76,773,402)	(9,075,548)
Net increase (decrease) in net assets resulting from operations	(1,881,863)	(2,690,587)	(6,579,561)	1,326,835	(145,016,941)	2,921,729
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(552,553)	(1,527,013)	(428,513)	(359,762)	(6,520,768)	(13,864,995)
Net realized gain	—	—	—	—	—	—
Total distributions	(552,553)	(1,527,013)	(428,513)	(359,762)	(6,520,768)	(13,864,995)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	—	—	6,892,494	15,039,089	73,668,244	50,665,900
Cost of shares redeemed	(6,487,251)	(28,180,390)	(20,647,452)	(3,636,676)	(454,930,424)	(128,249,725)
Transaction fees	(1,532)	(2,407)	(3,177)	(85)	1,341	2,754
Net increase (decrease) in net assets resulting from capital share transactions	(6,488,783)	(28,182,797)	(13,758,135)	11,402,328	(381,260,839)	(77,581,071)
Net Increase (Decrease) in Net Assets	(8,923,199)	(32,400,397)	(20,766,209)	12,369,401	(532,798,548)	(88,524,337)
NET ASSETS:
Beginning of year	24,934,749	57,335,146	35,798,275	23,428,874	1,145,158,234	1,233,682,571
End of year	$16,011,550	$24,934,749	$15,032,066	$35,798,275	$612,359,686	$1,145,158,234
Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(1,984)	$(34,650)	$50,630	$65,753	$(309,437)	$92,937
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of year	1,750,000	3,550,000	1,550,000	1,050,000	43,300,000	46,500,000
Shares sold	—	—	350,000	650,000	3,100,000	1,800,000
Shares redeemed	(500,000)	(1,800,000)	(1,100,000)	(150,000)	(19,300,000)	(5,000,000)
Shares outstanding, end of year	1,250,000	1,750,000	800,000	1,550,000	27,100,000	43,300,000
1	Formerly known as EGShares Emerging Markets Domestic Demand ETF.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   43

Statements of Changes in Net Assets  (concluded)
EGA Emerging Global Shares Trust

March 31, 2016

	EGShares Emerging Markets Core ETF (Consolidated)
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$86,601	$78,151
Net realized gain (loss) on investments and foreign currency transactions	(580,213)	63,286
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(227,659)	(115,273)
Net increase (decrease) in net assets resulting from operations	(721,271)	26,164
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(77,847)	(83,068)
Total distributions	(77,847)	(83,068)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,008,047	1,038,203
Cost of shares redeemed	—	—
Transaction fees	(2,171)	(1,124)
Net increase (decrease) in net assets resulting from capital share transactions	1,005,876	1,037,079
Net Increase (Decrease) in Net Assets	206,758	980,175
NET ASSETS:
Beginning of year	5,068,103	4,087,928
End of year	$5,274,861	$5,068,103
Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,780	$(512)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of year	250,000	200,000
Shares sold	50,000	50,000
Shares redeemed	—	—
Shares outstanding, end of year	300,000	250,000

The accompanying notes are an integral part of these financial statements.

44   EGA Emerging Global Shares Trust

Statements of Changes in Net Assets  (concluded)
EGA Emerging Global Shares Trust

March 31, 2016

	EGShares India Consumer ETF (Consolidated)		EGShares India Infrastructure ETF (Consolidated)		EGShares India Small Cap ETF (Consolidated)
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,516	$(76,607)	$1,204,099	$416,417	$92,229	$90,740
Net realized gain (loss) on investments and foreign currency transactions	(8,230,437)	(845,880)	(8,594,761)	(1,106,836)	(5,033,514)	7,422,791
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,436,125)	3,634,932	(4,228,116)	(246,152)	(1,213,602)	(1,261,182)
Net increase (decrease) in net assets resulting from operations	(12,568,046)	2,712,445	(11,618,778)	(936,571)	(6,154,887)	6,252,349
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(20,840)	(369,715)	(128,789)	(132,552)	(133,287)
Total distributions	—	(20,840)	(369,715)	(128,789)	(132,552)	(133,287)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,805,894	81,076,838	15,149,937	46,724,009	—	12,647,997
Cost of shares redeemed	(23,265,499)	—	(10,954,836)	(15,511,583)	(3,528,774)	(6,475,034)
Transaction fees	(3,264)	(3,047)	(3,988)	2,097	(6,360)	(2,581)
Net increase (decrease) in net assets resulting from capital share transactions	(4,462,869)	81,073,791	4,191,113	31,214,523	(3,535,134)	6,170,382
Net Increase (Decrease) in Net Assets	(17,030,915)	83,765,396	(7,797,380)	30,149,163	(9,822,573)	12,289,444
NET ASSETS:
Beginning of year	88,710,095	4,944,699	47,735,628	17,586,465	28,849,572	16,560,128
End of year	$71,679,180	$88,710,095	$39,938,248	$47,735,628	$19,026,999	$28,849,572
Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$73,483	$(169,858)	$1,014,477	$205,528	$98,180	$47,148
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of year	2,500,000	200,000	3,650,000	1,550,000	1,650,000	1,300,000
Shares sold	550,000	2,300,000	1,250,000	3,250,000	—	750,000
Shares redeemed	(750,000)	—	(1,000,000)	(1,150,000)	(250,000)	(400,000)
Shares outstanding, end of year	2,300,000	2,500,000	3,900,000	3,650,000	1,400,000	1,650,000

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   45

Financial Highlights
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Beyond BRICs ETF

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of year/period	$19.87	$21.01	$21.97	$20.00
Investment operations:
Net investment income[2]	0.40	0.56	0.99	0.17
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.83)	(1.43)	(1.77)	1.91
Total from investment operations	(3.43)	(0.87)	(0.78)	2.08
Distributions to shareholders:
Net investment income	(0.67)	(0.25)	(0.18)	(0.11)
Net realized gains	—	(0.02)	—	—
Total from investment operations	(0.67)	(0.27)	(0.18)	(0.11)
Net asset value, end of year	$15.77	$19.87	$21.01	$21.97
NET ASSET VALUE TOTAL RETURN[3]	(17.05)%	(4.16)%	(3.51)%	10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$92,242	$301,041	$49,385	$7,688
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[4,5]	0.58%	0.58%	0.66%	0.85%[6]
Expenses, prior to expense reimbursements/waivers[4,5]	0.85%	0.85%	0.85%	2.43%[6]
Net investment income	2.26%	2.65%	4.92%	1.26%[6]
Portfolio turnover rate	32%	33%	63%	1%[7]

EGShares EM Core ex-China ETF

For the Period September 2, 2015[1] Through March 31, 2016
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.22
Net realized and unrealized gain on investments and foreign currency translations	1.52
Total from investment operations	1.74
Distributions to shareholders:
Net investment income	(0.51)
Net asset value, end of year	$21.23
NET ASSET VALUE TOTAL RETURN[3]	8.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,062
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.35%[6]
Expenses, prior to expense reimbursements/waivers	0.70%[6]
Net investment income	1.92%[6]
Portfolio turnover rate	45%[7]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the applicable periods shown, the total return would have been lower if certain expenses had not been reduced.
4	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee (See Note 9).
5	Effective October 1, 2013, the Fund entered into a fee waiver agreement pursuant to which the Advisor has agreed to waive its advisory fee to 0.58% of the Fund’s average daily net assets (See Note 9).
6	Annualized.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

46   EGA Emerging Global Shares Trust

Financial Highlights  (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares EM Quality Dividend ETF (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Period August 4, 2011[1] Through March 31, 2012
Net asset value, beginning of year/period	$14.25	$16.15	$19.80	$20.09	$20.00
Investment operations:
Net investment income[2]	0.38	0.77	0.64	0.86	0.33
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.45)	(2.08)	(3.61)	(0.09)	0.13
Total from investment operations	(1.07)	(1.31)	(2.97)	0.77	0.46
Distributions to shareholders:
Net investment income	(0.37)	(0.59)	(0.65)	(1.06)	(0.37)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.37)	(0.59)	(0.68)	(1.06)	(0.37)
Net asset value, end of year	$12.81	$14.25	$16.15	$19.80	$20.09
NET ASSET VALUE TOTAL RETURN[3]	(7.38)%	(8.37)%	(15.14)%	4.12%	2.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,012	$24,935	$57,335	$89,122	$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[4]	0.85%	0.89%[6]	0.85%	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[4]	0.85%	0.89%[6]	0.85%	1.43%	2.07%[5]
Net investment income	2.88%	4.76%	3.54%	4.45%	2.62%[5]
Portfolio turnover rate	85%	168%	137%	86%	45%[7]

EGShares EM Strategic Opportunities ETF8 (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of year/period	$23.10	$22.31	$22.16	$20.00
Investment operations:
Net investment income[2]	0.32	0.34	0.23	0.13
Net realized and unrealized gain (loss) on investments and foreign currency translations	(4.06)	0.73	0.14	2.11
Total from investment operations	(3.74)	1.07	0.37	2.24
Distributions to shareholders:
Net investment income	(0.57)	(0.28)	(0.22)	(0.08)
Net asset value, end of year	$18.79	$23.10	$22.31	$22.16
NET ASSET VALUE TOTAL RETURN[3]	(16.10)%	4.82%	1.70%	11.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,032	$35,798	$23,429	$2,216
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[4,9]	0.84%	0.85%	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[4,9]	0.85%	0.85%	0.85%	4.53%[5]
Net investment income	1.53%	1.43%	1.09%	1.02%[5]
Portfolio turnover rate	38%	8%	159%	57%[7]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the applicable periods shown, the total return would have been lower if certain expenses had not been reduced.
4	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee (See Note 9).
5	Annualized.
6	The ratio includes 0.04% for the period ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.
7	Not annualized.
8	Formerly known as EGShares Emerging Markets Domestic Demand ETF.
9	Effective March 1, 2016, the Fund entered into a fee waiver agreement pursuant to which the Advisor has agreed to waive its advisory fee to 0.65% of the Fund’s average daily net assets (See Note 9).

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   47

Financial Highlights  (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Consumer ETF (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Net asset value, beginning of year	$26.45	$26.53	$26.51	$24.77	$22.76
Investment operations:
Net investment income[1]	0.21	0.25	0.31	0.17	0.17
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.83)	(0.03)	(0.09)	1.68	1.96
Total from investment operations	(3.62)	0.22	0.22	1.85	2.13
Distributions to shareholders:
Net investment income	(0.23)	(0.30)	(0.20)	(0.11)	(0.12)
Net asset value, end of year	$22.60	$26.45	$26.53	$26.51	$24.77
NET ASSET VALUE TOTAL RETURN[2]	(13.63)%	0.88%	0.82%	7.46%	9.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$612,360	$1,145,158	$1,233,683	$885,476	$402,466
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[3]	0.85%	0.83%	0.84%	0.85%	0.85%
Expenses, prior to expense reimbursements/waivers[3]	0.85%	0.83%	0.84%	1.23%	1.31%
Net investment income	0.86%	0.92%	1.20%	0.68%	0.76%
Portfolio turnover rate	32%	12%	14%	7%	3%

EGShares Emerging Markets Core ETF (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period October 16, 2012[6] Through March 31, 2013
Net asset value, beginning of year/period	$20.27	$20.44	$20.87	$20.00
Investment operations:
Net investment income[1]	0.30	0.38	0.36	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.73)	(0.13)	(0.44)	0.82
Total from investment operations	(2.43)	0.25	(0.08)	0.91
Distributions to shareholders:
Net investment income	(0.26)	(0.42)	(0.35)	(0.04)
Net asset value, end of year	$17.58	$20.27	$20.44	$20.87
NET ASSET VALUE TOTAL RETURN[2]	(11.91)%	1.22%	(0.36)%	4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,275	$5,068	$4,088	$4,173
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[3]	0.70%	0.71%[7]	0.70%	0.70%[4]
Expenses, prior to expense reimbursements/waivers[3]	0.70%	0.71%[7]	0.70%	11.94%[4]
Net investment income	1.66%	1.78%	1.76%	0.96%[4]
Portfolio turnover rate	38%	20%	16%	3%[5]
1	Based on average shares outstanding.
2	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the applicable periods shown, the total return would have been lower if certain expenses had not been reduced.
3	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee (See Note 9).
4	Annualized.
5	Not annualized.
6	Commencement of operations.
7	The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

48   EGA Emerging Global Shares Trust

Financial Highlights  (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Consumer ETF (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Period August 10, 2011[1] Through March 31, 2012
Net asset value, beginning of year/period	$35.48	$24.72	$22.10	$19.08	$20.00
Investment operations:
Net investment income (loss)[2]	0.04	(0.12)	0.11	(0.00)[3]	(0.00)[3]
Net realized and unrealized gain (loss) on investments and foreign currency translations	(4.36)	10.91	2.51	3.02	(0.92)
Total from investment operations	(4.32)	10.79	2.62	3.02	(0.92)
Distributions to shareholders:
Net investment income	—	(0.03)	—	—	—
Net asset value, end of year	$31.16	$35.48	$24.72	$22.10	$19.08
NET ASSET VALUE TOTAL RETURN[5]	(12.18)%	43.64%	11.86%	15.83%	(4.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$71,679	$88,710	$4,945	$6,631	$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.89%	0.90%[10]	0.89%	0.89%	0.89%[6]
Expenses, prior to expense reimbursements/waivers[9]	0.89%	0.90%[10]	0.89%	4.31%	6.16%[6]
Net investment income (loss)	0.13%	(0.36)%	0.50%	(0.00)%[7]	(0.04)%[6]
Portfolio turnover rate	47%	82%	43%	50%	104%[8]

EGShares India Infrastructure ETF (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Net asset value, beginning of year	$13.08	$11.35	$12.27	$14.99	$19.40
Investment operations:
Net investment income[2]	0.30	0.12	0.13	0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.04)	1.65 [4]	0.27	(2.60)	(4.39)
Total from investment operations	(2.74)	1.77	0.40	(2.53)	(4.33)
Distributions to shareholders:
Net investment income	(0.10)	(0.04)	(1.32)	(0.19)	(0.08)
Net asset value, end of year	$10.24	$13.08	$11.35	$12.27	$14.99
NET ASSET VALUE TOTAL RETURN[5]	(21.00)%	15.59%	4.04%	(17.08)%	(22.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,938	$47,736	$17,586	$51,513	$60,703
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.88%[13]	0.88%[12]	0.86%[11]	0.85%	0.85%
Expenses, prior to expense reimbursements/waivers[9]	0.88%[13]	0.88%[12]	0.86%[11]	1.61%	1.69%
Net investment income	2.68%	0.90%	1.18%	0.53%	0.39%
Portfolio turnover rate	59%	75%	76%	24%	23%
1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $(0.005).
4	The realized and unrealized gain or loss on investments and foreign currency translations does not accord with the amounts reported in the Statements of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the applicable periods shown, the total return would have been lower if certain expenses had not been reduced.
6	Annualized.
7	Less than (0.005)%.
8	Not annualized.
9	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee (See Note 9).
10	The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.
11	The ratio includes 0.01% for the year ended March 31, 2014 attributed to tax expense, which is outside the Unified Fee.
12	The ratio includes 0.03% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.
13	The ratio includes 0.03% for the year ended March 31, 2016 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   49

Financial Highlights  (concluded)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Small Cap ETF (Consolidated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Net asset value, beginning of year	$17.48	$12.74	$12.45	$14.39	$19.29
Investment operations:
Net investment income[1]	0.06	0.05	0.26	0.10	0.14
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.86)	4.77	0.25	(1.94)	(4.88)
Total from investment operations	(3.80)	4.82	0.51	(1.84)	(4.74)
Distributions to shareholders:
Net investment income	(0.09)	(0.08)	(0.22)	(0.10)	(0.16)
Return of Capital	—	—	—	(0.00)[4]	—
Total distributions	(0.09)	(0.08)	(0.22)	(0.10)	(0.16)
Net asset value, end of year	$13.59	$17.48	$12.74	$12.45	$14.39
NET ASSET VALUE TOTAL RETURN[2]	(21.78)%	37.86%	4.29%	(12.87)%	(24.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,027	$28,850	$16,560	$21,163	$26,616
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[3]	0.86%[7]	0.92%[6]	0.86%[5]	0.85%	0.85%
Expenses, prior to expense reimbursements/waivers[3]	0.86%[7]	0.92%[6]	0.86%[5]	2.09%	2.26%
Net investment income	0.40%	0.33%	2.36%	0.76%	0.84%
Portfolio turnover rate	45%	117%	56%	43%	125%
1	Based on average shares outstanding.
2	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the applicable periods shown, the total return would have been lower if certain expenses had not been reduced.
3	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee (See Note 9).
4	Less than $(0.005).
5	The ratio includes 0.01% for the year ended March 31, 2014 attributed to tax expense, which is outside the Unified Fee.
6	The ratio includes 0.07% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.
7	The ratio includes 0.01% for the year ended March 31, 2016 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

50   EGA Emerging Global Shares Trust

Notes to Financial Statements
March 31, 2016

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Trust consisted of twelve separate non-diversified series and four diversified series, each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following exchange-traded funds (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) were publicly offered:

Funds	Commencement of Operations
EGShares Beyond BRICs ETF (“Beyond BRICs ETF”)	August 15, 2012
EGShares EM Core ex-China ETF (“EM Core ex-China ETF”)	September 2, 2015
EGShares EM Quality Dividend ETF (“EM Quality Dividend ETF”)	August 4, 2011
EGShares EM Strategic Opportunities ETF (“EM Strategic Opportunities ETF”)*	August 15, 2012
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares Emerging Markets Core ETF (“Core ETF”)	October 16, 2012
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010
*	As of March 1, 2016, EGShares Emerging Markets Domestic Demand ETF was renamed to EGShares EM Strategic Opportunities ETF.

The Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (the “BBRC Underlying Index”). The BBRC Underlying Index is designed to represent the performance of a diversified basket of 90 liquid companies in Emerging and Frontier markets excluding Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE’s Country Classification System. The BBRC Underlying Index is market capitalization weighted, and has 75% exposure to emerging markets and 25% to frontier markets at rebalance.

The EM Core ex-China ETF’s investment objective seeks investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets ex-China IndexSM (the “XCEM Underlying Index”). The XCEM Underlying Index is a market capitalization weighted index designed to provide broad, core emerging markets equity exposure by measuring the stock performance of up to 700 companies across the EGAI Emerging Markets Universe, excluding those listed or domiciled in China and Hong Kong.

The EM Quality Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend IndexSM (the “HILO Underlying Index”). The HILO Underlying Index is an equal weighted index designed to represent a portfolio of approximately 50 companies in developing markets that each have a higher dividend yield than the average dividend yield in the EGAI Developing Markets Universe.

The EM Strategic Opportunities ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Strategic Opportunities Index (the “EMSO Underlying Index”). The EMSO Underlying Index is a 50-stock free-float market capitalization-weighted index designed to measure the performance of companies in emerging markets that are tied to domestic demand, specifically those in consumer staples, consumer discretionary, telecommunications services, health care and the utilities sectors.

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (the “ECON Underlying Index”). The ECON Underlying Index is a free-float market capitalization weighted stock market index designed to measure the performance of 30 leading emerging market companies in the Consumer Goods and Consumer Services Industries, as defined by S&P Dow Jones Indices’ proprietary industry classification system.

The Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (the “EMCR Underlying Index”). The EMCR Underlying Index is an equal weighted index designed to measure the market performance of up to 116 companies that S&P Dow Jones Indices determines to be representative of all industries domiciled in emerging market countries, subject to a 15% country cap.

EGA Emerging Global Shares Trust   51

Notes to Financial Statements  (continued)
March 31, 2016

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the “INCO Underlying Index”). The INCO Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry, as defined by Indxx’s proprietary methodology, in India.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index (the “INXX Underlying Index”). The INXX Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the infrastructure industry, as defined by Indxx’s proprietary methodology, in India.

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index (the “SCIN Underlying Index”). The SCIN Underlying Index is a maximum 75-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the small cap segment in India.

The classifications and presentations within the Schedules of Investments are consistent with other funds in the EGA Fund family and may not depict the same classifications and presentations in certain marketing materials.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
EM Strategic Opportunities ETF	EG Shares Domestic Demand Mauritius
Consumer ETF	EG Shares Consumer Mauritius
Core ETF	EG Shares Core Mauritius
EM Quality Dividend ETF*	EG Shares High Income/Low Beta Mauritius*
India Consumer ETF	EG Shares India Consumer Mauritius
India Infrastructure ETF	EG Shares India Infrastructure Mauritius
India Small Cap ETF	EG Shares India Small Cap Mauritius
*	EG Shares High Income/Low Beta Mauritius was closed effective June 23, 2015 and is no longer a subsidiary of the EM Quality Dividend ETF.

The Consumer ETF, Core ETF and EM Strategic Opportunities ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invests substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest virtually all of their assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

By investing in a wholly owned subsidiary, the Funds listed in the table above each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provisions of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

52   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2016

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2016	% of ETF’s Total Net Assets at March 31, 2016
EM Strategic Opportunities ETF	August 15, 2012	$1,628,472	10.8%
Consumer ETF	September 14, 2010	38,473,227	6.3
Core ETF	October 16, 2012	662,468	12.6
India Consumer ETF	August 10, 2011	71,611,681	99.9
India Infrastructure ETF	August 11, 2010	39,796,279	99.6
India Small Cap ETF	July 7, 2010	19,026,655	100.0

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts on behalf of its series that contain a variety of representations that provide general indemnifications. The Trust’s series’ maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against a series of the Trust that have not yet occurred; however, the Trust expects any risk of loss by a series to be remote. The assets of a series may not be used to satisfy the liabilities of any other series.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees of the Trust (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the ETFs. Use of a rate different from the rate used by the index provider may adversely affect an ETF’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

EGA Emerging Global Shares Trust   53

Notes to Financial Statements  (continued)
March 31, 2016

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the accretion of discounts and amortization of premiums.

Federal Income Taxes

The Beyond BRICs ETF, EM Quality Dividend ETF, EM Strategic Opportunities ETF, Consumer ETF, Core ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF have qualified and continue to qualify, and the EM Core ex-China ETF intends to qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for EM Quality Dividend ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2016, open federal and state income tax years include the tax periods or years ended March 31, 2013, March 31, 2014, March 31, 2015 and March 31, 2016. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific ETF, are applied to that ETF. Please refer to Note 9 for further discussion on fund expenses and the Unified Fee.

54   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2016

4. INVESTMENT RISKS

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems. These risks may be greater for investments in frontier markets.

Each ETF concentrates its investments in a particular industry or a group of industries to approximately the same extent as its respective underlying index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Each ETF will invest in specific countries or geographic regions to approximately the same extent as its underlying index. To the extent that an ETF invests a significant portion of its assets in a particular country or a specific geographic region, the ETF will generally have more exposure to that country’s or region’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a country or region where a substantial portion of an ETF’s assets are invested, the ETF may experience increased volatility or illiquidity of its portfolio holdings, which may adversely affect that ETF’s performance.

Because the India Infrastructure ETF concentrates its investments in the infrastructure sectors of India, the ETF may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

Because the Consumer ETF and India Consumer ETF concentrate their investments in the consumer goods and consumer services industries (specifically the consumer goods and consumer services industries of India for the India Consumer ETF), these ETFs may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Because the EM Strategic Opportunities ETF concentrates its investments in the consumer staples, consumer discretionary, telecommunications services, healthcare and/or utilities industries, the ETF may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Because the India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invest predominantly in Indian securities, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

The India Small Cap ETF primarily invests in small capitalization companies. Small cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of creation units (see Note 10) for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2016, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees.

EGA Emerging Global Shares Trust   55

Notes to Financial Statements  (continued)
March 31, 2016

6. FEDERAL INCOME TAX MATTERS

For the year ended March 31, 2016, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Beyond BRICs ETF	$115,266,544	$2,054,509	$(26,897,586)	$(24,843,077)
EM Core ex-China ETF	978,448	108,505	(35,112)	73,393
EM Quality Dividend ETF	17,140,600	1,042,806	(2,100,547)	(1,057,741)
EM Strategic Opportunities ETF	16,703,214	814,890	(2,539,956)	(1,725,066)
Consumer ETF	686,623,983	67,800,583	(142,531,489)	(74,730,906)
Core ETF	5,616,781	359,145	(717,578)	(358,433)
India Consumer ETF	72,207,760	3,335,583	(4,061,390)	(725,807)
India Infrastructure ETF	47,783,166	2,470,111	(10,512,320)	(8,042,209)
India Small Cap ETF	21,858,375	1,571,480	(4,427,686)	(2,856,206)

For the year ended March 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses and Other Timing Differences	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Beyond BRICs ETF	$972,906	$(48,359,213)	$(24,835,054)	$(72,221,361)
EM Core ex-China ETF	2,891	(17,934)	73,566	58,523
EM Quality Dividend ETF	115,547	(27,903,821)	(1,052,139)	(28,840,413)
EM Strategic Opportunities ETF	50,630	(2,631,922)	(1,723,614)	(4,304,906)
Consumer ETF	—	(116,185,857)	(74,721,194)	(190,907,051)
Core ETF	5,302	(546,655)	(358,229)	(899,582)
India Consumer ETF	73,483	(8,919,978)	(725,239)	(9,571,734)
India Infrastructure ETF	1,015,589	(55,627,478)	(8,041,722)	(62,653,611)
India Small Cap ETF	98,180	(14,575,160)	(2,855,861)	(17,332,841)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark to market on Passive Foreign Investment Companies (“PFIC”) securities and deferral of post-October Capital and Late-Year Ordinary losses.

For the year ended March 31, 2016, the effect of permanent book/tax reclassifications resulted in increase (decreases) to the components of net assets as follows:

Funds	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) On Investments	Paid-In Capital
Beyond BRICs ETF	$(382,934)	$19,915,544	$(19,532,610)
EM Core ex-China ETF	11,543	9,042	(20,585)
EM Quality Dividend ETF	7,134	(44,197)	37,063
EM Strategic Opportunities ETF	(22,521)	1,064,469	(1,041,948)
Consumer ETF	(808,037)	(13,793,397)	14,601,434
Core ETF	(3,462)	3,476	(14)
India Consumer ETF	144,825	(144,825)	—
India Infrastructure ETF	(25,435)	25,435	—
India Small Cap ETF	91,355	(91,355)	—

56   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2016

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sales adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the year ended March 31, 2016, the ETFs deferred to April 1, 2016 these losses of:

Funds	Late Year Ordinary Losses	Post October Capital Losses
Beyond BRICs ETF	$—	$14,615,561
EM Core ex-China ETF	—	—
EM Quality Dividend ETF	—	241,632
EM Strategic Opportunities ETF	—	603,825
Consumer ETF	309,437	—
Core ETF	—	104,272
India Consumer ETF	—	6,331,154
India Infrastructure ETF	—	432,850
India Small Cap ETF	—	3,583,000

At March 31, 2016, for federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains:

	Carryforwards with No Expiration*
Funds	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Beyond BRICs ETF	$15,371,458	$18,372,194
EM Core ex-China ETF	17,934	—
EM Quality Dividend ETF	21,840,464	5,704,194
EM Strategic Opportunities ETF	1,416,331	611,766
Consumer ETF	4,992,867	110,883,553
Core ETF	133,350	309,033
India Consumer ETF	2,588,824	—
India Infrastructure ETF	16,709,643	38,484,985
India Small Cap ETF	1,935,531	9,056,629
*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character. Amounts are subject to IRC Section 382-384 limitation in subsequent years.

EGA Emerging Global Shares Trust   57

Notes to Financial Statements  (continued)
March 31, 2016

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31, 2016			Year ended March 31, 2015
Funds	Distribution Paid from Ordinary Income	Distribution Paid from Long Term Capital Gains	Distribution Paid from Return of Capital	Distribution Paid from Ordinary Income	Distribution Paid from Long Term Capital Gains	Distribution Paid From Return of Capital
Beyond BRICs ETF	$6,442,630	$—	$—	$3,884,738	$—	$—
EM Core ex-China ETF	25,672	—	—	—	—	—
EM Quality Dividend ETF	552,553	—	—	1,527,013	—	—
EM Strategic Opportunities ETF	428,513	—	—	359,762	—	—
Consumer ETF	6,520,768	—	—	13,864,995	—	—
Core ETF	77,847	—	—	83,068	—	—
India Consumer ETF	—	—	—	20,840	—	—
India Infrastructure ETF	369,715	—	—	128,789	—	—
India Small Cap ETF	132,552	—	—	133,287	—	—

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETFs’ investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The ETFs have adopted the Accounting Standard Update No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs and methodology used for valuing the securities are not necessarily an indication of the risk associated with investing in those securities.

58   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2016

The following summarizes inputs used as of March 31, 2016 in valuing the ETFs’ assets and liabilities carried at fair value:

Funds	Assets
	Level 1 Common Stocks	Level 2 Common Stocks	Level 2 Warrants	Level 3 Common Stocks	Total
Beyond BRICs ETF*	$90,408,747	$14,720	$—	$—	$90,423,467
EM Core ex-China ETF*	1,051,841	—	—	—	1,051,841
EM Quality Dividend ETF*	16,064,345	3,111	15,403	—	16,082,859
EM Strategic Opportunities ETF*	14,978,148	—	—	—	14,978,148
Consumer ETF*	611,893,077	—	—	—	611,893,077
Core ETF*	5,241,830	—	—	16,518	5,258,348
India Consumer ETF**	71,481,953	—	—	—	71,481,953
India Infrastructure ETF**	39,740,957	—	—	—	39,740,957
India Small Cap ETF**	18,993,375	—	—	8,794	19,002,169
*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.

Reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining the fair value during the year ended March 31, 2016:

Core ETF
Common Stocks
Balance as of March 31, 2015	$—
Realized gain (loss)[1]	118
Change in unrealized appreciation (depreciation)[2]	(54,571)
Purchases	6,213
Sales	(10,243)
Transfers into Level 3[3]	75,001
Transfers out of Level 3[4]	—
Balance as of March 31, 2016	$16,518
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2016 is:	$(54,453)

India Small Cap ETF
Common Stocks
Balance as of March 31, 2015	$9,306
Realized gain (loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	(512)
Purchases	—
Sales	—
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of March 31, 2016	$8,794
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2016 is:	$(512)
1	This amount is included in net realized gain (loss) from investment transactions in the Statements of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statements of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for identical investment or the unavailability of other significant observable inputs.
4	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

EGA Emerging Global Shares Trust   59

Notes to Financial Statements  (continued)
March 31, 2016

To estimate fair value, the Trust’s Valuation Committee (the “Committee”) followed procedures established by the Board.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) Emerging Global Advisors, LLC (“EGA”) believes that the values available are unreliable. The Committee performs certain functions as they relate to the administration and oversight of the Funds’ valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period.

In determining fair valuations, inputs may include duration of fair valuation event, comparable benchmark performance, and an illiquidity discount. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of securities that are fair valued for more than five days.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The following is a summary of the significant unobservable inputs used as of March 31, 2016 in valuing Level 3 securities:

Core ETF	Fair Value	Valuation Technique	Unobservable Input	Value of Unobservable Inputs
Investments in Securities
Common Stocks
Hanergy Thin Film Power Group, Ltd.	$604	Adjustment to market based on duration of fair value event, illiquidity discount and comparable benchmark performance	Illiquidity Discount	50.00%
ZTE Corp. Class H	$15,914	Adjustment to market based on duration of fair value event, illiquidity discount and comparable benchmark performance	Illiquidity Discount	5%

India Small Cap ETF	Fair Value	Valuation Technique	Unobservable Input	Value of Unobservable Inputs
Investments in Securities
Common Stocks
Nagarjuna Fertilizers & Chemicals, LTD.	$8,794	Adjustment to market based on duration of fair value event and illiquidity discount	Illiquidity Discount	88.40%

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the comparable benchmark may result in a corresponding increase (decrease) in fair value. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the year ended March 31, 2016. The Purchases column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Beyond BRICs ETF	$65,689,051	$127,045,383	$5,014,428	$90,101,139
EM Core ex-China ETF	1,196,464	592,494	817,078	404,080
EM Quality Dividend ETF	16,976,284	20,233,358	—	3,141,523
EM Strategic Opportunities ETF	10,454,210	12,340,558	5,860,701	17,648,020
Consumer ETF	257,447,183	319,972,805	60,762,206	378,410,517
Core ETF	2,172,580	1,970,877	814,445	—
India Consumer ETF	36,129,402	40,316,448	—	—
India Infrastructure ETF	31,359,686	26,227,823	—	—
India Small Cap ETF	10,466,612	13,928,440	—	—

60   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2016

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Effective April 1, 2013, EGA implemented a unified fee (“Unified Fee”) structure for all of the series of the ETF Trust. Under the Unified Fee, EGA took on the contractual obligation to pay all ordinary operating expenses of the ETFs, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ Rule 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

EGA entered into a written fee waiver agreement (“BBRC Fee Waiver Agreement”) pursuant to which EGA has agreed to waive its advisory fee to 0.58% of the Beyond BRICs ETF Fund’s average daily net assets. The BBRC Fee Waiver Agreement will remain in effect and will be contractually binding until July 28, 2016. The BBRC Fee Waiver Agreement may be terminated at any time by the Board, but may not be terminated by EGA during the term of the BBRC Fee Waiver Agreement. The BBRC Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

EGA entered into a written fee waiver agreement (“XCEM Fee Waiver Agreement”) pursuant to which EGA has agreed to waive its advisory fee to 0.35% of the EM Core ex-China ETF Fund’s average daily net assets. The XCEM Fee Waiver Agreement will remain in effect and will be contractually binding until August 11, 2017. The XCEM Fee Waiver Agreement may be terminated at any time by the Board, but may not be terminated by EGA during the term of the XCEM Fee Waiver Agreement. The XCEM Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

Effective March 1, 2016, EGA entered into a written fee waiver agreement (“EMSO Fee Waiver Agreement”) pursuant to which EGA has agreed to waive its advisory fee to 0.65% of the EM Strategic Opportunities ETF Fund’s average daily net assets. The EMSO Fee Waiver Agreement will remain in effect and will be contractually binding until July 31, 2018. The EMSO Fee Waiver Agreement may be terminated at any time by the Board, but may not be terminated by EGA during the term of the EMSO Fee Waiver Agreement. The EMSO Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

The advisory fee for the remaining ETFs in the Trust is 0.85% of the Funds’ average daily net assets, with the exception of Consumer ETF (0.85% of the first $1 billion, 0.75% of the next $1 billion, and 0.70% for amounts over $2 billion), Core ETF (0.70%) and the India Consumer ETF (0.89%).

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, respectively.

Since September 1, 2014, an employee of EGA has served as Chief Compliance Officer and Anti-Money Laundering Officer for the Trust.

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a representation of the corresponding Underlying Index and an amount of cash. The consideration for the purchase of Creation Units of the India Consumer ETF, India Infrastructure ETF and India Small Cap ETF consists solely of cash in U.S. dollars. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities. This charge is either debited or credited to Paid-in Capital.

EGA Emerging Global Shares Trust   61

Notes to Financial Statements  (concluded)
March 31, 2016

11. SUBSEQUENT EVENTS

On May 10, 2016, EGA entered into an agreement with Columbia Management Investment Advisers, LLC. (“Columbia Threadneedle” or “CTI”) whereby CTI will acquire EGA (the “Transaction”). The completion of the Transaction is subject to certain terms and conditions. If completed, the Transaction will cause a change in control of EGA, which will terminate the current investment advisory agreement between the EGA Emerging Global Shares Trust (the “Trust”), on behalf of each series of the Trust listed on the front cover of this Annual Report (each, a “Fund” and collectively, the “Funds”), and EGA. The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, will vote on: (1) a new investment advisory agreement between the Trust, on behalf of each Fund, and CTI (the “New Agreement”); and (2) the submission of a proposal to the Funds’ shareholders to approve the New Agreement. The New Agreement would become effective for a Fund only if approved by the shareholders of that Fund and if the Transaction is completed. Under the New Agreement, CTI will provide the portfolio management previously provided by EGA.

The Funds have evaluated subsequent events through the date of issuance of this report, and have determined that there are no other material events that impacted the Fund’s financial statements.

62   EGA Emerging Global Shares Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of EGA Emerging Global Shares Trust

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities of EGShares Beyond BRICs ETF, EGShares EM Core ex-China ETF, EGShares EM Quality Dividend ETF, EGShares EM Strategic Opportunities ETF (formerly EGShares Emerging Markets Domestic Demand ETF), EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, and EGShares India Small Cap ETF, each a series of EGA Emerging Global Shares Trust (the “Funds”), including the schedules of investments or consolidated schedules of investments, as of March 31, 2016 and the related statements of operations or consolidated statements of operations for the year or period then ended and the statements of changes in net assets or consolidated statements of changes in net assets and the related financial highlights or consolidated financial highlights for each of the respective years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EGShares Beyond BRICs ETF, EGShares EM Core ex-China ETF, EGShares EM Quality Dividend ETF, EGShares EM Strategic Opportunities ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, and EGShares India Small Cap ETF, as of March 31, 2016, and the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 26, 2016

EGA Emerging Global Shares Trust   63

Federal Income Tax Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Beyond BRICs ETF	0.0%	63.40%
EM Core ex-China ETF	0.0%	39.62%
EM Quality Dividend ETF	0.0%	60.90%
EM Strategic Opportunities ETF	0.0%	100.00%
Consumer ETF	0.0%	100.00%
Core ETF	0.0%	100.00%
India Consumer ETF	0.0%	0.00%
India Infrastructure ETF	0.0%	100.00%
India Small Cap ETF	0.0%	100.00%

64   EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited)

At the February 25, 2016 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the continuance of the investment advisory agreements (collectively, the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Trust with respect to EGShares Beyond BRICs ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares EM Strategic Opportunities ETF, EGShares EM Quality Dividend ETF, EGShares India Infrastructure ETF, EGShares India Small Cap ETF and EGShares India Consumer ETF (each, a “Fund,” and collectively, the “Funds”), for the period March 1, 2016 until February 28, 2017. Under the Advisory Agreement, EGA is obligated to pay all of the ordinary operating expenses of each Fund (the “Unified Fee”).

In considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA provided and expects to provide to the Funds, and the fees that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from counsel to the Trust and EGA on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

In addition, the Board considered data compiled by EGA from an unaffiliated third party proprietary database comparing the advisory fees, expense ratios and performance of the Funds with the advisory fees, expense ratios and performance of other U.S.-listed ETFs having similar investment objectives, indexes and underlying holdings, including other EGA-sponsored funds (the “Peer Group”). The Board discussed the criteria used by EGA for selecting the Peer Group for each Fund. The Board noted that the Peer Group and the Peer Group metrics for each Fund included the Fund itself. The Board, including the Independent Trustees, concluded that the Peer Group data was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that they deemed relevant, including: the nature, quality, and extent of the services provided, and to be provided, to each Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; the expense ratios and investment performance of each Fund; any ancillary benefits realized by EGA due to its relationship with the Funds and the Trust (i.e., “fall-out” benefits); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

(a) The nature, extent, and quality of services provided to each Fund by EGA.  The Board reviewed the services that EGA has provided, and is expected to provide, for each Fund. In connection with the advisory services provided to each Fund, the Board noted EGA’s significant responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis, as well as during index rebalances and reconstitutions; management of certain Funds’ wholly owned subsidiaries in Mauritius (each, a “Mauritius Company”); and oversight of general portfolio compliance with relevant law. The Board noted that it had also reviewed and considered most, if not all, of these items at Board meetings throughout the course of the year.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser and sub-adviser, as applicable, to the Funds. The Board also noted EGA’s procedures to manage potential conflicts of interest and EGA’s belief that management of each series of the Trust does not present a material conflict of interest. Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services provided.  The Board compared both the services rendered and the fees paid pursuant to the Advisory Agreement for each Fund to the contractual advisory fees of other registered investment advisers providing services to similar ETFs in the Peer Group. In particular, the Board compared each Fund’s advisory fee and expense ratio to the advisory fees and net expense ratios (i.e., expense ratios after any fee waivers and/or expense reimbursements) of the ETFs in each Fund’s Peer Group as of December 31, 2015.

The Board noted that the advisory fee of the EGShares Beyond BRICs ETF was above the median and average, but below the maximum, advisory fees of the ETFs in the Fund’s Peer Group. The Board considered the Fund’s expense ratio both before and after the written agreement by EGA to waive all or a portion of its advisory fee and assume certain expenses of the Fund so that EGA’s advisory fee does not exceed a certain percentage of the Fund’s average daily net assets (the “BBRC Fee Waiver Agreement”), which is in addition to

EGA Emerging Global Shares Trust   65

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

EGA’s obligation under the Fund’s Unified Fee. The Board noted that the expense ratio of the Fund without consideration of the BBRC Fee Waiver Agreement was above the median and average, but below the maximum, net expense ratios of the ETFs in the Fund’s Peer Group. The Board also noted that the net expense ratio of the Fund (i.e., after consideration of the BBRC Fee Waiver Agreement) was below the median and average net expense ratios of the ETFs in the Fund’s Peer Group.

The Board noted that the advisory fee of the EGShares EM Strategic Opportunities ETF was above the median and average, but below the maximum, advisory fees of the ETFs in the Fund’s Peer Group. The Board considered the Fund’s expense ratio both before and after the written agreement by EGA to waive all or a portion of its advisory fee and assume certain expenses of the Fund so that EGA’s advisory fee does not exceed a certain percentage of the Fund’s average daily net assets (the “EMSO Fee Waiver Agreement”), which is in addition to EGA’s obligation under the Fund’s Unified Fee. The Board noted that the expense ratio of the Fund both with and without consideration of the EMSO Fee Waiver Agreement was above the median and average, but below the maximum, net expense ratios of the ETFs in the Fund’s Peer Group, although the Board noted that the EMSO Fee Waiver Agreement brought the Fund’s expense ratio within 0.02 percentage points of the median net expense ratio of the ETFs in the Fund’s Peer Group.

The Board noted that the advisory fees of the EGShares Emerging Markets Consumer ETF, EGShares EM Quality Dividend ETF and EGShares Emerging Markets Core ETF were above the median and average, but below the maximum, advisory fees of the ETFs in each Fund’s Peer Group. The Board also noted that the expense ratios of these Funds were above the median and average, but below the maximum, net expense ratios of the ETFs in each Fund’s Peer Group.

The Board noted that the advisory fee of the EGShares India Consumer ETF was equal to the maximum advisory fee of the ETFs in the Fund’s Peer Group. The Board also noted that the expense ratio of the Fund was above the median and average, but below the maximum, net expense ratios of the ETFs in the Fund’s Peer Group.

The Board noted that the advisory fees of the EGShares India Infrastructure ETF and EGShares India Small Cap ETF were above the median and average, but below the maximum, advisory fees of the ETFs in each Fund’s Peer Group. The Board also noted that the expense ratios of these Funds were above the average, but equal to the median, net expense ratios of the ETFs in each Fund’s Peer Group.

The Board considered the appropriateness of the advisory fees and expense ratios of the Funds under the Unified Fee compared to the advisory fees and net expense ratios of the ETFs in each Fund’s Peer Group. The Board received information regarding the costs, including operational costs borne by EGA under the Unified Fee, and profitability of EGA in connection with serving as adviser to each Fund. The Board also received information regarding the additional costs of operating the Funds that invest in a related Mauritius Company in order to invest directly in Indian companies, which increases the operational costs for those Funds. The Board noted EGA’s assumption of the contractual obligation to limit each Fund’s ordinary operating expenses through the Unified Fee, which cannot be changed without shareholder approval. The Board also noted EGA’s commitment to further waive its advisory fees and assume certain expenses for EGShares Beyond BRICs ETF and EGShares EM Strategic Opportunities ETF under the BBRC Fee Waiver Agreement and EMSO Fee Waiver Agreement, respectively.

The Board concluded that the advisory fees paid to EGA with respect to each Fund were fair and reasonable after considering: (i) each Fund’s advisory fee and expense ratio with those of the ETFs in each Fund’s Peer Group; (ii) the nature, quality and extent of services provided by EGA; (iii) the costs incurred by EGA in rendering those services and absorbing the Funds’ ordinary operating expenses under the Unified Fee; and (iv) EGA’s further waiver of its advisory fees and assumption of certain expenses under the BBRC Fee Waiver Agreement and EMSO Fee Waiver Agreement for EGShares Beyond BRICs ETF and EGShares EM Strategic Opportunities ETF, respectively.

(c) EGA’s profitability and the extent to which economies of scale were realized as each Fund grew and whether fee levels reflect such economies of scale.  The Board received information and reviewed EGA’s profitability with respect to each Fund and the payments made by EGA relating to each Fund’s ordinary operating expenses as a result of the Unified Fee. The Board acknowledged EGA’s contractual obligation to limit each Fund’s expenses through the Unified Fee, its willingness to further waive fees for EGShares Beyond BRICs ETF and EGShares EM Strategic Opportunities ETF in order to cap the costs paid by those Funds’ shareholders, and the effect of such obligation and commitments, respectively, on EGA’s profitability, each based on information presented to the Board.

The Board considered economies of scale and the asset level of each Fund. Although certain of the Funds were not yet at a sufficient size to be experiencing economies of scale, the Board noted that EGA had in the past introduced breakpoints to its advisory fee for certain series of the Trust when assets under management had reached a significant size. The Board noted that breakpoints had been established for EGShares Emerging Markets Consumer ETF. The Board received information regarding EGA’s financial condition and reviewed EGA’s financial statements.

66   EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

The Board considered fall-out benefits received by EGA from its relationship with the Funds and the Trust. EGA acknowledged positive reputational benefits from the success of the Trust’s series, including benefits to EGA Indices, a separate group within EGA, which sponsors indexes for EGShares EM Quality Dividend ETF and another series of the Trust.

Based upon their consideration of all these factors, the Board concluded that EGA’s level of profitability with respect to each of the Funds was reasonable in view of the nature, quality and extent of services provided by EGA to the Funds.

(d) Investment performance of EGA.  The Board considered the investment performance of the Funds, including tracking difference (i.e., the difference of the returns between a fund and the underlying index it seeks to track) and tracking error (i.e., the volatility of the difference of the returns between a fund and the underlying index it seeks to track). The Board noted that EGA discussed at each quarterly meeting the factors contributing to each Fund’s investment performance. In particular, the Board considered the investment performance of each Fund relative to its stated investment objective to seek investment results that correspond (before fees and expenses) to the price and yield performance of the applicable underlying index that is referenced in the Fund’s investment objective, and EGA’s success in achieving each Fund’s objective. The Board also compared each Fund’s tracking difference and tracking error to the tracking difference and tracking error of the ETFs in such Fund’s Peer Group.

The Board noted that the tracking difference for each of EGShares Beyond BRICs ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares EM Strategic Opportunities ETF, EGShares EM Quality Dividend ETF, EGShares India Infrastructure ETF and EGShares India Small Cap ETF was within the range of tracking differences of the ETFs in each Fund’s Peer Group.

The Board noted that the absolute value of the tracking difference for EGShares India Consumer ETF was the highest absolute tracking difference in the Fund’s Peer Group.

The Board noted that the tracking error for EGShares EM Strategic Opportunities ETF and EGShares India Infrastructure ETF was below the median and average tracking error of the ETFs in each Fund’s Peer Group.

The Board noted that the tracking error for the EGShares Beyond BRICs ETF, EGShares EM Quality Dividend ETF, EGShares Emerging Markets Core ETF, EGShares India Consumer ETF and EGShares India Small Cap ETF was above the median and average, but below the maximum, tracking error of the ETFs in each Fund’s Peer Group.

The Board noted that the tracking error for the EGShares Emerging Markets Consumer ETF was above the median, but below the average, tracking error of the ETFs in the Fund’s Peer Group.

The Board noted that some of the higher tracking errors and tracking differences were attributable to changes in underlying indexes and/or the smaller size of certain Funds. The Board also received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the NAV of the Funds, and by how much, measured in basis points. The Board concluded that the investment performance of each Fund was consistent with its stated investment objective.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Unified Fee and the reports that the Board had received and reviewed throughout the year, the Board, including the Independent Trustees, concluded that the advisory fees and expense ratios of the Funds were reasonable in relation to the services provided, and to be provided, by EGA to each Fund, as well as the costs incurred and benefits gained by EGA in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the continuance of the Advisory Agreement with EGA was in the best interest of each Fund and its shareholders.

EGA Emerging Global Shares Trust   67

Board of Trustees and Officers  (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 155 West 19th Street, New York, NY 10011. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 155 West 19th Street, New York, NY 10011. The information below is as of March 31, 2016.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008.	16	Daxor Corp. (Medical Products and Biotechnology), since 2004.
Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008.	16	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	Bridgeton Holdings LLC (real estate investment and development), Chief Operating Officer & General Counsel, since 2013; Ridgewood Capital Advisors LLC (consulting and business advisory services), President since 2012; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	16	None
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008.	16	None
1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of sixteen funds. As of March 31, 2016, nine funds were operational.
3	Mr. Holderith is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Funds’ Advisor.

68   EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)  (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1960	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since February 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 to 2011; UBS (and its predecessor, PaineWebber), 1983 to 2009 (including various executive positions starting in 2001).
Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1973	Principal Financial Officer, Vice President and Treasurer	Since 2013	Chief Operating Officer, since April 2014, Chief Financial Officer, since August 2012, Emerging Global Advisors, LLC; Managing Director, Goldman Sachs & Co. 2009 to 2012; UBS Investment Bank, 2002 to 2009.

Maya Teufel Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1972	Chief Compliance Officer	Since October 2015[2]	General Counsel and Chief Compliance Officer, Emerging Global Advisors, LLC, since November 2013; Vice President, Corporate Counsel, Jennison Associates LLC (Prudential Financial, Inc.),
2005 to November 2013.
1	Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.
2	From September 2014 until October 9, 2015, Joseph Signora was the Chief Compliance Officer of the Trust.

EGA Emerging Global Shares Trust   69

General Information (Unaudited)

Investment Advisor
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGShares Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.emergingglobaladvisors.com, or by accessing the Securities Exchange Commission’s (the “SEC”) website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current as of the most recent quarter-end is available by visiting www.emergingglobaladvisors.com or by calling (888) 800-4EGS (4347).

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experience of its management, marketability of shares and other information.

70   EGA Emerging Global Shares Trust

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155 West 19th Street
New York, NY 10011
(888) 800-4EGS (4347)
www.emergingglobaladvisors.com

EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

EGShares EM Core ex-China ETF

EGShares EM Quality Dividend ETF

EGShares EM Strategic Opportunities ETF
(formerly known as EGShares Emerging Markets Domestic Demand ETF)

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,750 for 2016 and $118,500 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $18,000 for 2016 and $20,000 for 2015. The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant‘s accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for 2016 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Robert Willens, Ron Safir and Jeffrey D. Haroldson, are members of Audit Committee.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  EGA Emerging Global Shares Trust

By (Signature and Title)* /s/ Robert C. Holderith

Robert C. Holderith, President

(principal executive officer)

Date  6/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert C. Holderith

Robert C. Holderith, President

(principal executive officer)

Date  6/2/16

By (Signature and Title)* /s/ Susan M. Ciccarone

Susan M. Ciccarone, Chief Financial Officer

(principal financial officer)

Date  6/2/16

* Print the name and title of each signing officer under his or her signature.